                                                                  EXECUTION COPY

                  BANC OF AMERICA MORTGAGE CAPITAL CORPORATION,

                                    Purchaser

                                       and

                           NATIONAL CITY MORTGAGE CO.,

                                     Company

               --------------------------------------------------

               MASTER SELLER'S WARRANTIES AND SERVICING AGREEMENT

                                   Dated as of

                                September 1, 2003

               --------------------------------------------------

                           Conventional Mortgage Loans

                                        TABLE OF CONTENTS

                                                                                              Page
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ARTICLE I DEFINITIONS............................................................................1

ARTICLE II CONVEYANCE OF MORTGAGE LOANS; POSSESSION OF MORTGAGE
       FILES; BOOKS AND RECORDS; DELIVERY OF DOCUMENTS..........................................13

   Section 2.01    Conveyance of Mortgage Loans; Possession of Mortgage Files; Maintenance

                                        i

   Section 7.01   Removal of Mortgage Loans from Inclusion Under this Agreement Upon an
       Agency Transfer, Whole-Loan Transfer or a Pass-Through Transfer on One or More

                                       ii

                                EXHIBITS

EXHIBIT A              CONTENTS OF EACH MORTGAGE FILE
EXHIBIT B              MORTGAGE LOAN DOCUMENTS
EXHIBIT C-1            FORM OF CUSTODIAL ACCOUNT
                       CERTIFICATION
EXHIBIT C-2            FORM OF CUSTODIAL ACCOUNT
                       LETTER AGREEMENT
EXHIBIT D-1            FORM OF ESCROW ACCOUNT CERTIFICATION
EXHIBIT D-2            FORM OF ESCROW ACCOUNT
                       LETTER AGREEMENT
EXHIBIT E              FORM OF MONTHLY REMITTANCE ADVICE
EXHIBIT F              SERVICER REQUIREMENTS
EXHIBIT G              UNDERWRITING GUIDELINES
EXHIBIT H              COMPANY'S OFFICER'S CERTIFICATE
EXHIBIT I              FORM OF OPINION OF COUNSEL TO THE COMPANY
EXHIBIT J              SECURITY RELEASE CERTIFICATION
EXHIBIT K              ASSIGNMENT AND CONVEYANCE
EXHIBIT L              ANNUAL CERTIFICATION

                                       iii

      THIS MASTER SELLER'S WARRANTIES AND SERVICING AGREEMENT (this "Agreement")
for conventional fixed rate and adjustable rate residential first lien mortgage loans, dated and effective as of September 1, 2003, is executed by and between
Banc of America Mortgage Capital Corporation, as purchaser (the "Purchaser"), and National City Mortgage Co., as seller and servicer (the "Company").

                              W I T N E S S E T H:

      WHEREAS, the Purchaser from time to time may agree to purchase from the
Company and the Company desires from time to time to sell to the Purchaser certain Mortgage Loans in Mortgage Loan Packages;

      WHEREAS, each of the Mortgage Loans is secured by a mortgage, deed of trust or other security instrument creating a first lien on a residential dwelling located in the jurisdiction indicated on the related Mortgage Loan
Schedule;

      WHEREAS, the Purchaser and the Company wish to prescribe the manner of purchase of each Mortgage Loan Package and the management, servicing and control of the Mortgage Loans; and

      WHEREAS, following any purchase of the Mortgage Loans from the Company, the Purchaser may desire to sell some or all of the Mortgage Loans to one or more purchasers as a whole loan transfer, agency transfer or a public or private, rated or unrated mortgage pass-through transaction

      NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Purchaser and the Company agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

      Accepted Servicing Practices: With respect to any Mortgage Loan, procedures (including collection procedures) that comply with applicable federal, state and local law and the Fannie Mae Guides; that the Company customarily employs and exercises in servicing and administering mortgage loans for its own account; and that are in accordance with accepted mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as the Mortgage Loans in the jurisdiction where the related
Mortgaged Property is located.

      Adjustable Rate Mortgage Loan: A Mortgage Loan purchased pursuant to this
Agreement, the Mortgage Interest Rate of which is adjusted from time to time in accordance with the terms of the related Mortgage Note.

                                        1

      Adjustment Date: With respect to any Adjustable Rate Mortgage Loan, the date set forth in the related Mortgage Note on which the Mortgage Interest Rate on the Mortgage Loan is adjusted in accordance with the terms of the related
Mortgagee Note.

      Agency Transfer: The sale or transfer by the Purchaser of some or all of the Mortgage Loans to Fannie Mae under its Cash Purchase Program or its MBS Swap
Program (Special Servicing Option) or to Freddie Mac under its Freddie Mac Cash
Program or Gold PC Program, retaining the Company as "servicer" thereunder.

      Agreement: This Master Seller's Warranties and Servicing Agreement and all
amendments hereof and supplements hereto.

      ALTA: The American Land Title Association or any successor thereto.

      Ancillary Income: All fees derived from the Mortgage Loans, other than
Servicing Fees and prepayment fees, including but not limited to, late charges, fees received with respect to checks or bank drafts returned by the related bank for non-sufficient funds, assumption fees, optional insurance administrative fees and all other incidental fees and charges.

      Appraised Value: The value set forth in an appraisal made in connection with the origination of the related Mortgage Loan as the value of the Mortgaged
Property.

      Appropriate Federal Banking Agency: Appropriate Federal Banking Agency
shall have the meaning ascribed to it by Section 1813(q) of Title 12 of the
United States Code, as amended from time to time.

      Approved Flood Policy Insurer: An insurer that meets the guidelines of the
Federal Insurance Administration.

      Approved Tax Service Contract Provider: Any of First America, Trans
America, Lereta, Fidelity or National City Mortgage, provided such party is acceptable to the Purchaser, or any other party acceptable to the Purchaser.

      Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage to the Purchaser.

      BIF: The Bank Insurance Fund, or any successor thereto.

      BPO: A broker's price opinion with respect to a Mortgaged Property.

      Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions in (a) the State of Ohio, (b)
the State of New York or (c) the State of North Carolina are authorized or obligated by law or executive order to be closed.

                                        2

      Closing Date: The date or dates set forth on the related Trade
Confirmation on which the Purchaser from time to time shall purchase and the
Company from time to time shall sell, the Mortgage Loans listed on the related
Mortgage Loan Schedule.

      Code: The Internal Revenue Code of 1986, as it may be amended from time to time or any successor statute thereto, and applicable U.S. Department of the
Treasury regulations issued pursuant thereto.

      Combined LTV or CLTV: With respect to any Mortgage Loan, the ratio of the
Stated Principal Balance of the Mortgage Loan as of the related Cut-off Date
(unless otherwise indicated) to the lesser of (a) the Appraised Value of the
Mortgaged Property and (b) if the Mortgage Loan was made to finance the acquisition of the related Mortgaged Property, the purchase price of the
Mortgaged Property, expressed as a percentage.

      Company: National City Mortgage Co., or its successor in interest or assigns, or any successor to the Company under this Agreement appointed as herein provided.

      Consumer Information: Information including, but not limited to, all personal information about a Mortgagor supplied to the Company by or on behalf of such Mortgagor.

      Convertible Mortgage Loan: Any Adjustable Rate Mortgage Loan purchased pursuant to this Agreement as to which the related Mortgage Note permits the
Mortgagor to convert the Mortgage Interest Rate on such Mortgage Loan to a fixed
Mortgage Interest Rate.

      Condemnation Proceeds: All awards or settlements in respect of a Mortgaged
Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage
Loan Documents.

      Co-op: A private, cooperative housing corporation, having only one class of stock outstanding, which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes the sale of stock and the issuance of a Co-op Lease.

      Co-op Lease: With respect to a Co-op Loan, the lease with respect to a dwelling unit occupied by the Mortgagor and relating to the stock allocated to the related dwelling unit.

      Co-op Loan: A Mortgage Loan secured by the pledge of stock allocated to a dwelling unit in a residential cooperative housing corporation and a collateral assignment of the related Co-op Lease.

      Custodial Account: The separate account or accounts created and maintained pursuant to Section 4.04.

      Custodial Agreement: The Custodial Agreement, dated as of September 1,
2003, among the Purchaser, the Company and the Custodian.

                                        3

      Custodian: The Custodian under the Custodial Agreement, or its successor in interest or assigns or any successor to the Custodian under the Custodial
Agreement as provided therein.

      Cut-off Date: The date set forth as such on the related Trade
Confirmation.

      Deleted Mortgage Loan: A Mortgage Loan which is repurchased by the Company in accordance with the terms of this Agreement and which is, in the case of a substitution pursuant to Section 3.03, replaced or to be replaced with a
Qualified Substitute Mortgage Loan.

      Determination Date: With respect to each Remittance Date, the 15th day (or if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day) of the month of the related Remittance Date.

      Due Date: With respect to each Remittance Date, the day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace. With respect to the Mortgage Loans for which payment from the Mortgagor is due on a day other than the first day of the month, such Mortgage Loans will be treated as if the Monthly Payment is due on the first day of the month of such Due Date.

      Due Period: With respect to each Remittance Date, the period commencing on the second day of the month preceding the month of such Remittance Date and ending on the first day of such month of the Remittance Date.

      Eligible Investments: Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the
Determination Date in each month:

                  (i)   direct obligations of, and obligations fully guaranteed
            by, the United States of America, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America; and

                  (ii)  federal funds, demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment or contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) are rated "P-1" by Moody's
            Investors Service, Inc) and the long-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the long-term debt obligations of such holding company) are rated at least "Aa" by Moody's Investors
            Service, Inc.;

                                        4

provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

      Errors and Omissions Insurance Policy: An errors and omissions insurance policy to be maintained by the Company pursuant to Section 4.12.

      Escrow Account: The separate account or accounts created and maintained pursuant to Section 4.06.

      Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other related document.

      Event of Default: Any one of the conditions or circumstances enumerated in
Section 10.01.

      Fannie Mae: Fannie Mae (formerly known as the Federal National Mortgage
Association), or any successor thereto.

      Fannie Mae Guides: The Fannie Mae Sellers' Guide and the Fannie Mae
Servicers' Guide and all amendments or additions thereto.

      FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

      Fidelity Bond: A fidelity bond to be maintained by the Company pursuant to
Section 4.12.

      Freddie Mac: Freddie Mac (formerly known as The Federal Home Loan Mortgage
Corporation), or any successor thereto.

      Gross Margin: With respect to any Adjustable Rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note and the related
Mortgage Loan Schedule that is added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note to determine the new
Mortgage Interest Rate for such Mortgage Loan.

      Index: With respect to any Adjustable Rate Mortgage Loan, the index identified on the related Mortgage Loan Schedule and set forth in the related
Mortgage Note for the purpose of calculating the Mortgage Interest Rate thereon.

      Initial Rate Cap: With respect to each Adjustable Rate Mortgage Loan and the initial Adjustment Date therefor, a number of percentage points per annum that is set forth in the related Mortgage Loan Schedule and in the related
Mortgage Note, which is the maximum

                                        5

amount by which the Mortgage Interest Rate for such Mortgage Loan may increase or decrease from the Mortgage Interest Rate in effect immediately prior to such
Adjustment Date.

      Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

      Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan net of any and all expenses reasonably incurred by the
Company in connection with such liquidation, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

      Lifetime Rate Cap: With respect to each Adjustable Rate Mortgage Loan during the term thereof, a number of percentage points per annum that is set forth in the related Mortgage Loan Schedule and in the related Mortgage Note, which is the maximum amount by which the Mortgage Interest Rate for such
Mortgage Loan may increase or decrease during the term thereof from the Mortgage
Interest Rate in effect on the date of origination of such Mortgage Loan.

      Loan-to-Value Ratio or LTV: With respect to any Mortgage Loan, the ratio of the Stated Principal Balance of the Mortgage Loan as of the related Cut-off
Date (unless otherwise indicated) to the lesser of (a) the Appraised Value of the Mortgaged Property and (b) if the Mortgage Loan was made to finance the acquisition of the related Mortgaged Property, the purchase price of the
Mortgaged Property, expressed as a percentage.

      LPMI Fee: With respect to each LPMI Loan, the portion of the Mortgage
Interest Rate as set forth on the related Mortgage Loan Schedule (which shall be payable solely from the interest portion of Monthly Payments, Insurance
Proceeds, Condemnation Proceeds or Liquidation Proceeds), which shall be used to pay the premium due on the related LPMI Policy.

      LPMI Loan: A Mortgage Loan with a LPMI Policy.

      LPMI Policy: A policy of primary mortgage guaranty insurance issued by a
Qualified Insurer pursuant to which the related premium is to be paid by the servicer of the related Mortgage Loan from payments of interest made by the
Mortgagor in an amount as is set forth in the related Trade Confirmation and related Mortgage Loan Schedule.

      Manufactured Home: A single family residential unit that is constructed in a factory in sections in accordance with the Federal Manufactured Home
Construction and Safety Standards adopted on July 15, 1976, by the Department of
Housing and Urban Development ("HUD Code"), as amended in 2000, which preempts state and local building codes. Each unit is identified by the presence of a HUD
Plate/Compliance Certificate label. The sections are then transported to the site and joined together and affixed to a pre-built permanent foundation (which satisfies the manufacturer's requirements and all state, county, and local building codes and regulations). The manufactured home is built on a non-removable, permanent frame chassis that supports the complete unit of walls, floors, and roof. The underneath part of the home may have running gear (wheels, axles, and brakes) that enable it to be transported to the permanent site. The wheels and hitch are removed prior to anchoring the unit to the permanent foundation. The

                                        6

manufactured home must be classified as real estate and taxed accordingly. The permanent foundation may be on land owned by the mortgager or may be on leased land.

      Maximum Mortgage Interest Rate: With respect to each Adjustable Rate
Mortgage Loan, a rate that is set forth on the related Mortgage Loan Schedule and in the related Mortgage Note and is the maximum interest rate to which the
Mortgage Interest Rate on such Adjustable Rate Mortgage Loan may be increased on any Adjustment Date.

      Minimum Mortgage Interest Rate: With respect to each Adjustable Rate
Mortgage Loan, a rate that is set forth on the related Mortgage Loan Schedule and in the related Mortgage Note and is the minimum interest rate to which the
Mortgage Interest Rate on such Mortgage Loan may be decreased on any Adjustment
Date.

      Monthly Advance: The portion of a Monthly Payment delinquent with respect to each Mortgage Loan at the close of business on any Determination Date required to be advanced by the Company pursuant to Section 5.03 on the Business
Day immediately preceding the Remittance Date of the related month.

      Monthly Payment: The scheduled monthly payment of principal and interest on a Mortgage Loan.

      Monthly Remittance Advice: The report delivered by the Company to the
Purchaser pursuant to Section 5.02 of this Agreement in the form of Exhibit E attached hereto.

      Mortgage: The mortgage, deed of trust or other instrument securing a
Mortgage Note, which creates a first lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note.

      Mortgage File: The items pertaining to a particular Mortgage Loan referred to in Exhibit A annexed hereto, and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

      Mortgage Impairment Insurance Policy: A mortgage impairment or blanket hazard insurance policy as described in Section 4.11.

      Mortgage Interest Rate: The annual rate of interest borne on a Mortgage
Note.

      Mortgage Loan: Each first lien, residential loan, which is the subject of this Agreement, originally sold and subject to this Agreement being identified on the related Mortgage Loan Schedule, which Mortgage Loan includes, without limitation, the Mortgage File, the Monthly Payments, Principal Prepayments,
Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition
Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

      Mortgage Loan Documents: The documents listed in Exhibit B hereto.

      Mortgage Loan Package: A pool of Mortgage Loans sold to the Purchaser by the Company on a Closing Date.

                                        7

      Mortgage Loan Remittance Rate: With respect to each Mortgage Loan, the annual rate of interest remitted to the Purchaser, which shall be equal to the
Mortgage Interest Rate minus (i) the Servicing Fee Rate and (ii) with respect to
LPMI Loans, the LPMI Fee.

      Mortgage Loan Schedule: With respect to each Mortgage Loan Package, a schedule of Mortgage Loans annexed to the related Assignment and Conveyance, such schedule setting forth the following information with respect to each
Mortgage Loan: (1) the Company's Mortgage Loan identifying number; (2) the
Mortgagor's and Co-Mortgagor's name; (3) the street address of the Mortgaged
Property including the city, state, county, and the zip code; (4) the lot, block, and section numbers of the Mortgaged Property; (5) a code indicating whether the loan was originated through a correspondent, retail, or wholesale channel; (6) the broker identification number; (7) a code indicating whether the
Mortgaged Property is a single family residence, a 2-4 family dwelling, a PUD, a townhouse or a unit in a high-rise or low-rise condominium project; (8) the year in which the Mortgaged Property was built; (9) the number of units for all
Mortgaged Properties; (10) the number of bedrooms and rents by unit; (11) the original months to maturity or the remaining months to maturity from the related
Cut-off Date, in any case based on the original amortization schedule, and if different, the maturity expressed in the same manner but based on the actual amortization schedule; (12) a code indicating the lien status of the Mortgage
Loan; (13) the Loan to Value Ratio at origination; (14) the Combined Loan to
Value Ratio at origination, if applicable; (15) the Appraised Value and purchase price, if applicable, of the Mortgaged Property; (16) the Mortgage Interest Rate
at the time of origination; (17) the Mortgage Interest Rate as of the related
Cut-off Date; (18) the application date of the Mortgage Loan; (19) the Mortgage
Loan approval/commitment date; (20) the origination date of the Mortgage Loan;
(21) the first payment date of the Mortgage Loan; (22) the stated maturity date of the Mortgage Loan; (23) the amount of the Monthly Payment as of the related
Cut-off Date; (24) the amount of the Monthly Payment at the time of origination;
(25) the next actual Due Date for the Mortgage Loan; (26) a twelve month history for the Mortgage Loan and the number of times thirty, sixty and ninety days delinquent in the past twelve months; (27) a code indicating the payment status of the Mortgage Loan (i.e. bankruptcy, foreclosure, REO); (28) a twelve month history for the prior Mortgage Loan and the number of times thirty, sixty, and ninety days delinquent in the past twelve months; (29) the original principal amount of the Mortgage Loan; (30) whether such Mortgage Loan provides for a
Prepayment Penalty and, if applicable, the Prepayment Penalty period for such loan; (31) the actual principal balance of the Mortgage Loan as of the close of business on the related Cut-off Date, after deduction of payments of principal actually collected on or before the related Cut-off Date; (32) the scheduled principal balance of the Mortgage Loan as of the close of business on the related Cut-off Date; after deduction of payments of principal due on or before the related Cut-off Date, whether or not collected, if applicable; (33) the
Mortgage Loan purpose type; (34) the occupancy status of the Mortgaged Property at the time of origination; (35) the Mortgagor's and Co-Mortgagor's FICO score;
(36) a code indicating the mortgage insurance provider (PMI or LPMI) and percent of coverage, if applicable; (37) the mortgage insurance certificate number; a code indicating the method of payment for mortgage insurance premiums and cost
(LPMI), if applicable; (38) the loan documentation type; (39) the back-end debt to income ratio; (40) number of Mortgagors; (41) Mortgagor Social Security
Number; (42) co-Mortgagor Social Security Number; (43) Mortgagor date of birth;
(44) co-Mortgagor date of birth; (45) Mortgagor gender; (46) co-Mortgagor gender; (47) Mortgagor race; (48) co-Mortgagor race; (49) combined annual income; (50) a code indicating first time buyer; (51) the monthly Servicing Fee
Rate; (52) the tax service contract

                                        8

provider; (53) the flood insurance certification contract provider; (54) the monthly tax and insurance payment; and (55) the escrow balance as of the Cut-Off
Date; (56) the first Adjustment Date and the Adjustment Date frequency; (57) the
Gross Margin; (58) the Maximum Mortgage Interest Rate under the terms of the
Mortgage Note; (59) the Minimum Mortgage Interest Rate under the terms of the
Mortgage Note; (60) the Initial Rate Cap and Periodic Rate Cap; (61) the first
Adjustment Date immediately following origination and the related Cut-off Date;
(62) the Index; (63) a code indicating whether the type of adjustable rate mortgage loan (i.e. 3/1, 5/1/7/1, etc); (64) the Lifetime Rate Cap; and (65) a
code indicating whether the Mortgage Loan is a Convertible Mortgage Loan. With
respect to the Mortgage Loans in each Mortgage Loan Package in the aggregate, the related Mortgage Loan Schedule shall set forth the following information, as of the related Cut-off Date: (1) the number of Mortgage Loans; (2) the current aggregate outstanding principal balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans.

      Mortgage Note: The note or other evidence of the indebtedness of a
Mortgagor secured by a Mortgage.

      Mortgaged Property: The real property, improved by a residential dwelling, securing repayment of the debt evidenced by a Mortgage Note.

      Mortgagor:  The obligor on a Mortgage Note.

      OCC: The Office of the Comptroller of the Currency.

      Officer's Certificate: A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or the President or a Vice President or an
assistant Vice President and by the Treasurer or the Secretary or one of the
Assistant Treasurers or Assistant Secretaries of the Company, and delivered to the Purchaser as required by this Agreement.

      Opinion of Counsel: A written opinion of counsel, who may be an employee of the Company, reasonably acceptable to the Purchaser.

      Pass-Through Transfer: The sale or transfer of some or all of the Mortgage
Loans to a trust to be formed as part of a publicly-issued and/or privately placed, rated or unrated, mortgage pass-through transaction.

      Periodic Rate Cap: With respect to each Mortgage Loan and any Adjustment
Date therefor, a number of percentage points that is set forth in the related
Mortgage Loan Schedule and in the related Mortgage Note, which is the maximum amount by which the Mortgage Interest Rate for such Mortgage Loan may increase
(without regard to the Maximum Mortgage Interest Rate) or decrease (without regard to the Minimum Mortgage Interest Rate) on such Adjustment Date from the
Mortgage Interest Rate in effect immediately prior to such Adjustment Date, which may be a different amount with respect to the first Adjustment Date.

      Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

                                        9

      PMI: PMI Mortgage Insurance Co., or any successor thereto.

      PMI Policy: A policy of primary mortgage guaranty insurance issued by a
Qualified Insurer, as required by this Agreement with respect to certain
Mortgage Loans.

      Prepayment Interest Shortfall Amount: With respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part during any Due
Period, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan's Due Date in such Due Period, the amount of interest (net the related Servicing Fee) that would have accrued on the amount of such
Principal Prepayment during the period commencing on the date as of which such
Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

      Prime Rate: The prime rate announced to be in effect from time to time, as published as the average rate in the "Money Rates" section of The Wall Street
Journal.

      Principal Prepayment: Any payment or other recovery of principal on a
Mortgage Loan which is received in advance of its scheduled Due Date, including any prepayment penalty or premium thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

      Principal Prepayment Period: The month preceding the month in which the related Remittance Date occurs.

      Purchase Price: The price paid on the related Closing Date, by the
Purchaser to the Company pursuant to the related Trade Confirmation in exchange for the Mortgage Loans purchased on such Closing Date as provided in Section
2.05.

      Purchase Price Percentage: The percentage of par used to calculate the purchase price for the Mortgage Loans as set forth in the related Trade
Confirmation.

      Purchaser: Banc of America Mortgage Capital Corporation, or its successor in interest or any successor to the Purchaser under this Agreement as herein provided.

      Qualified Depository: A depository the accounts of which are insured by the FDIC through the BIF or the SAIF and the debt obligations of which are rated
"AA" or better by Standard & Poor's Rating Service, a Division of McGraw-Hill
Companies and Moody's Investors' Services, Inc.

      Qualified Insurer: A mortgage guaranty insurance company duly authorized and licensed where required by law to transact mortgage guaranty insurance business and approved as an insurer by Fannie Mae or Freddie Mac.

      Qualified Substitute Mortgage Loan: A mortgage loan eligible to be substituted by the Company for a Deleted Mortgage Loan which must, on the date of such substitution, (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the Stated Principal Balance of

                                       10

the Deleted Mortgage Loan; (ii) have a Mortgage Loan Remittance Rate not less than and not more than 2% greater than the Mortgage Loan Remittance Rate of the
Deleted Mortgage Loan; (iii) have a remaining term to maturity not greater than and not more than one year less than that of the Deleted Mortgage Loan; and (iv)
comply with each representation and warranty set forth in Sections 3.01 and
3.02.

      Rating Agency: Any of Fitch, Inc., Moody's Investors Service, Inc. or
Standard & Poor's Ratings Service, a Division of The McGraw-Hill Companies, Inc.
or their respective successors designated by the Purchaser.

      Reconstitution Agreements: The agreement or agreements entered into by the
Purchaser, the Company, Fannie Mae or Freddie Mac or certain third parties on any Reconstitution Date with respect to any or all of the Mortgage Loans, in connection with a Pass-Through Transfer, Whole-Loan Transfer or an Agency
Transfer as set forth in Section 7.01, including, but not limited to, (i) a
Fannie Mae Mortgage Selling and Servicing Contract, a Pool Purchase Contract,
and any and all servicing agreements and tri-party agreements reasonably required by Fannie Mae with respect to a Fannie Mae Transfer, (ii) a Purchase
Contract and all purchase documents associated therewith as set forth in the
Freddie Mac Sellers' & Servicers' Guide, and any and all servicing agreements and tri-party agreements reasonably required by Freddie Mac with respect to a
Freddie Mac Transfer, and (iii) a Pooling and Servicing Agreement and/or a
subservicing/master servicing agreement and related custodial/trust agreement, assignment and correspondence and related documents with respect to a
Pass-Through Transfer.

      Reconstitution Date: The date or dates on which any or all of the Mortgage
Loans serviced under this Agreement shall be removed from this Agreement and reconstituted as part of an Agency Transfer, Whole Loan Transfer or a
Pass-Through Transfer pursuant to Section 7.01 hereof.

      Record Date: With respect to any Remittance Date, the close of business of the last Business Day of the month preceding the month of the related Remittance
Date.

      Remittance Date: The 18th day (or if such 18th day is not a Business Day, the first Business Day immediately following) of any month, beginning with
September 18, 2003.

      REO Disposition: The final sale by the Company of any REO Property.

      REO Disposition Proceeds: All amounts received with respect to an REO
Disposition pursuant to Section 4.16.

      REO Property: A Mortgaged Property acquired by the Company on behalf of the Purchasers through foreclosure or by deed in lieu of foreclosure, as described in Section 4.16.

      Repurchase Price: With respect to any Mortgage Loan, a price equal to (i)
(A) prior to the date which is twelve (12) months following the Closing Date, the product of the Stated Principal Balance of such Mortgage Loan times the greater of (x) the Purchase Price Percentage, or (y) 100%, and (B) thereafter, the Stated Principal Balance of the Mortgage Loan plus (ii) interest on such
Stated Principal Balance at the Mortgage Loan Interest Rate from the date on which interest has last been paid and distributed to the Purchaser to the last day of the month in

                                       11

which such repurchase occurs, less amounts received or advanced in respect of such repurchased Mortgage Loan which are being held in the Custodial Account for distribution in the month of repurchase plus the amount of any advances owed to any servicer, plus all costs and expenses incurred by the Purchaser or any servicer arising out of or based upon such breach, including without limitation, costs and expenses incurred in the enforcement of the Company's repurchase obligation hereunder plus (iii) with respect to any Mortgage Loan subject to a
Pass-Through Transfer, any costs and damages incurred by the related trust in connection with any violation by such Mortgage Loan of any predatory or abusive lending law.

      SAIF: The Savings Association Insurance Fund, or any successor thereto.

      Securities Act of 1933 or the 1933 Act: The Securities Act of 1933, as
amended.

      Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses other than Monthly Advances (including reasonable attorneys' fees and disbursements) incurred in the performance by the Company of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or judicial proceedings, including foreclosures, (c) the management and liquidation of any REO Property and (d) compliance with the obligations under Section 4.08.

      Servicing Fee: With respect to each Mortgage Loan, the amount of the annual fee the Purchaser shall pay to the Company, which shall, for a period of one full month, be equal to one-twelfth of the product of (a) the Servicing Fee
Rate and (b) the outstanding principal balance of such Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed. The obligation of the Purchaser to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion
(including recoveries with respect to interest from Liquidation Proceeds, to the extent permitted by Section 4.05) of such Monthly Payment collected by the
Company, or as otherwise provided under Section 4.05.

      Servicing Fee Rate: With respect to each Mortgage Loan, the per annum rate set forth on the related Trade Confirmation.

      Servicing File: With respect to each Mortgage Loan, the file retained by the Company consisting of originals of all documents in the Mortgage File which are not delivered to the Custodian and copies of the Mortgage Loan Documents listed in Exhibit C-1 the originals of which are delivered to the Custodian pursuant to Section 2.01.

      Servicing Officer: Any officer of the Company involved in or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Company to the Purchaser upon request, as such list may from time to time be amended.

      Stated Principal Balance: As to each Mortgage Loan, (i) the principal balance of the Mortgage Loan at the related Cut-off Date after giving effect to payments of principal due on or before such date, whether or not received, minus
(ii) all amounts previously distributed to the Purchaser with respect to the related Mortgage Loan representing payments or recoveries of principal or advances in lieu thereof.

                                       12

      Subservicer: Any Subservicer which is subservicing the Mortgage Loans pursuant to a Subservicing Agreement. Any subservicer shall meet the qualifications set forth in Section 4.01.

      Subservicing Agreement: An agreement between the Company and a Subservicer for the servicing of the Mortgage Loans.

      Trade Confirmation: With respect to any Mortgage Loan Package purchased and sold on any Closing Date, the letter agreement between the Purchaser and the
Company (including any exhibits, schedules and attachments thereto) setting forth the terms and conditions of such transaction and describing the Mortgage
Loans to be purchased by the Purchaser on such Closing Date. A Trade
Confirmation may relate to more than one Mortgage Loan Package to be purchased on one or more Closing Dates hereunder.

      Transfer Date: In the event the Company is terminated as servicer of a
Mortgage Loan pursuant to Article X or Article XI, the date on which the
Purchaser, or its designee, shall receive the transfer of servicing responsibilities and begin to perform the servicing of such Mortgage Loans and the Company shall cease all servicing responsibilities.

      Underwriting Guidelines: The underwriting guidelines of the Company with respect to jumbo prime Mortgage Loans, attached as Exhibit G hereto, as the same shall be updated from time to time; provided, that no updated underwriting guidelines of the Company shall constitute "Underwriting Guidelines" hereunder until such updates have been received by the Purchaser.

      Whole Loan Transfer: The sale or transfer by the Purchaser of some or all of the Mortgage Loans in a whole loan or participation format pursuant to a
Reconstitution Agreement.

                                   ARTICLE II

                   CONVEYANCE OF MORTGAGE LOANS; POSSESSION OF
            MORTGAGE FILES; BOOKS AND RECORDS; DELIVERY OF DOCUMENTS

      Section 2.01  Conveyance of Mortgage Loans; Possession of Mortgage Files;
                    Maintenance of Servicing Files.

      The Company, simultaneously with the payment of the Purchase Price shall execute and deliver to the Purchaser an Assignment and Conveyance with respect to the related Mortgage Loan Package in the form attached hereto as Exhibit K.
Pursuant to Section 2.03 and Section 2.04, at least seven (7) Business Days prior to the related Closing Date the Company shall have delivered the Mortgage
Loan Documents for each Mortgage Loan in the Mortgage Loan Package to the
Custodian.

      The contents of each Mortgage File not delivered to the Custodian are and shall be held in trust by the Company for the benefit of the Purchaser as the owner thereof. The Company shall maintain a Servicing File consisting of a copy of the contents of each Mortgage File and the originals of the documents in each
Mortgage File not delivered to the Custodian. The possession of each Servicing
File by the Company is at the will of the Purchaser for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the
Company is in a custodial capacity only. Upon the sale of the Mortgage Loans, the ownership of each Mortgage

                                       13

Note, the related Mortgage and the related Mortgage File and Servicing File shall vest immediately in the Purchaser, and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Company shall vest immediately in the Purchaser and shall be retained and maintained by the Company, in trust, at the will of the
Purchaser and only in such custodial capacity. Each Servicing File shall be segregated from the other books and records of the Company and shall be marked appropriately to reflect clearly the sale of the related Mortgage Loan to the
Purchaser. The Company shall release its custody of the contents of any
Servicing File only in accordance with written instructions from the Purchaser, unless such release is required as incidental to the Company's servicing of the
Mortgage Loans or is in connection with a repurchase of any Mortgage Loan pursuant to Section 3.03 or 6.02.

      Section 2.02  Purchase Price.

      On each Closing Date, the Purchaser shall pay to the Company in consideration for the Mortgage Loans in the related Mortgage Loan Package, the sum of (i) the Stated Principal Balance of the Mortgage Loans multiplied by the
Purchase Price Percentage, plus (ii) an amount equal to accrued interest on the
Mortgage Loans at the Mortgage Loan Remittance Rate, from and including the
Cut-Off Date through and including the day before the Closing Date. The payment by Purchaser shall be made by wire transfer before 4:00 pm, Eastern Time, in immediately available funds to an account designated by Company. If any miscalculation is reflected in the purchase price for the Mortgage Loans, the party benefiting from such error shall pay an amount sufficient to correct the error. The Purchaser shall own and be entitled to receive with respect to each
Mortgage Loan purchased, (1) all scheduled payments of principal due after the
Cut-off Date, (2) all other recoveries of principal collected after the Cut-off
Date (provided, however, that all scheduled payments of principal due on or before the Cut-off Date and collected by the Company after the Cut-off Date shall belong to the Company), and (3) all payments of interest on the Mortgage
Loans minus that portion of any such interest payment that is allocable to the period prior to the Cut-off Date. The Stated Principal Balance of each Mortgage
Loan as of the Cut-off Date is determined after application to the reduction of principal, payments of principal due on or before the Cut-off Date whether or not collected. Therefore, for the purposes of this Agreement, payments of scheduled principal and interest prepaid for a Due Date beyond the Cut-off Date shall not be applied to the Stated Principal Balance as of the Cut-off Date.
Such prepaid amounts shall be the property of the Purchaser. All payments of principal and interest due on a Due Date following the Cut-off Date shall belong to the Purchaser.

      Section 2.03  Books and Records; Transfers of Mortgage Loans.

      From and after each sale of the Mortgage Loans to the Purchaser all rights arising out of the Mortgage Loans in a Mortgage Loan Package, including, but not limited to, all funds received on or in connection with the Mortgage Loans, shall be received and held by the Company in trust for the benefit of the
Purchaser as owner of such Mortgage Loans, and the Company shall retain record title to the related Mortgages for the sole purpose of facilitating the servicing and the supervision of the servicing of the Mortgage Loans.

                                       14

      The sale of each Mortgage Loan in a Mortgage Loan Package shall be reflected on the Company's balance sheet and other financial statements as a sale of assets by the Company. The Company shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be marked clearly to reflect the ownership of each Mortgage Loan by the Purchaser. In particular, the Company shall maintain in its possession, available for inspection by the Purchaser, or its designee and shall deliver to the Purchaser upon demand, evidence of compliance with all federal, state and local laws, rules and regulations, and requirements of Fannie Mae or Freddie
Mac, including but not limited to documentation as to the method used in determining the applicability of the provisions of the Flood Disaster Protection
Act of 1973, as amended, to the Mortgaged Property, documentation evidencing insurance coverage and eligibility of any condominium project for approval by
Fannie Mae and periodic inspection reports as required by Section 4.13. To the extent that original documents are not required for purposes of realization of
Liquidation Proceeds or Insurance Proceeds, documents maintained by the Company may be in the form of microfilm or microfiche or such other reliable means of recreating original documents, including but not limited to, optical imagery techniques so long as the Company complies with the requirements of the Fannie
Mae Selling and Servicing Guide, as amended from time to time.

      The Company shall maintain with respect to each Mortgage Loan and shall make available for inspection by any Purchaser or its designee the related
Servicing File during the time the Purchaser retains ownership of a Mortgage
Loan and thereafter in accordance with applicable laws and regulations.

      The Company shall keep at its servicing office books and records in which, subject to such reasonable regulations as it may prescribe, the Company shall note transfers of Mortgage Loans. For the purposes of this Agreement, the
Company shall be under no obligation to deal with any person with respect to this Agreement or the Mortgage Loans unless the books and records show such person as the owner of the Mortgage Loan. The Purchaser may sell and transfer one or more of the Mortgage Loans, provided, however, with respect to each
Mortgage Loan Package (excluding any delinquent Mortgage Loans), in no event shall there be more than six (6) Persons, unless otherwise set forth in the related Trade Confirmation or the related Assignment and Conveyance, at any given time having the status of "Purchaser" hereunder. The Purchaser also shall advise the Company of the transfer. Upon receipt of notice of the transfer, the
Company shall mark its books and records to reflect the ownership of the
Mortgage Loans of such assignee, and shall release the previous Purchaser from its obligations hereunder with respect to the Mortgage Loans sold or transferred.

      Section 2.04  Delivery of Documents.

      On or before the date which is seven (7) Business Days prior to the related Closing Date, the Company shall deliver and release to the Custodian the
Mortgage Loan Documents with respect to each Mortgage Loan in the related
Mortgage Loan Package.

      On or prior to the related Closing Date, the Custodian shall certify its receipt of all such Mortgage Loan Documents required to be delivered pursuant to the Custodial Agreement, as evidenced by the initial trust receipt of the
Custodian in the form annexed to the Custodial

                                       15

Agreement (other than those Mortgage Loan Documents Listed on a document exception report attached thereto). The Purchaser shall pay all fees and expenses of the Custodian.

      The Company shall forward to the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with Section 4.01 or 6.01 within one week of their execution, provided, however, that the Company shall provide the Custodian with a certified true copy of any such document submitted for recordation within one week of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within sixty
(60) days of its submission for recordation.

      Section 2.05  Closing Documents.

            (a)     On or before the initial Closing Date, the Company shall
      submit to the Purchaser fully executed originals of the following documents:

                    (i)   this Agreement, in five (5) counterparts;

                    (ii)  an Officer's Certificate, in the form of Exhibit H
            hereto, including all attachments thereto;

                    (iii) an Opinion of Counsel to the Company, in the form of
            Exhibit I hereto;

            (b)     The closing documents for the Mortgage Loans to be purchased on each Closing Date (including the initial Closing Date) shall consist of fully executed originals of the following documents:

                    (i)   the related Trade Confirmation;

                    (ii)  an Officer's Certificate, in the form of Exhibit H
            hereto, including all attachments thereto;

                    (iii) if requested by the Purchaser, an Opinion of Counsel to the Company, in the form of Exhibit I hereto;

                    (iv)  if any of the Mortgage Loans has at any time been
            subject to any security interest, pledge or hypothecation for the benefit of any Person, a Security Release Certification, in the form of Exhibit J hereto, executed by such Person;

                    (v)   a certificate or other evidence of merger or change of
            name, signed or stamped by the applicable regulatory authority, if any of the Mortgage Loans were acquired by the Company by merger or acquired or originated by the Company while conducting business under a name other than its present name, if applicable; and

                    (vi)  an Assignment and Conveyance, in the form of Exhibit K hereto.

                                       16

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES;
                               REMEDIES AND BREACH

      Section 3.01  Company Representations and Warranties.

      The Company represents and warrants to the Purchaser that as of each
Closing Date or as of such date specifically provided herein:

            (a)   Due Organization and Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Company, and in any event the Company is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan and the servicing of such Mortgage Loan in accordance with the terms of this Agreement; the
      Company has the full corporate power and authority to hold each Mortgage
      Loan, to sell each Mortgage Loan and to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Company and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Company; and all requisite corporate action has been taken by the Company to make this Agreement valid and binding upon the
      Company in accordance with its terms;

            (b)   Ordinary Course of Business. The consummation of the
      transactions contemplated by this Agreement are in the ordinary course of business of the Company, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Company pursuant to this
      Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

            (c)   No Conflicts. Neither the execution and delivery of this
      Agreement, the acquisition of the Mortgage Loans by the Company, the sale of the Mortgage Loans to the Purchaser or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Company's charter or by-laws or any legal restriction or any agreement or instrument to which the Company is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject, or impair the ability of the Purchaser to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;

                                       17

            (d)   Ability to Service. The Company is an approved seller/servicer of conventional residential mortgage loans for Fannie Mae or Freddie Mac, with the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage
      Loans. The Company is in good standing to sell mortgage loans to and service mortgage loans for Fannie Mae or Freddie Mac, and no event has occurred, including, but not limited to, a change in insurance coverage, which would make the Company unable to comply with Fannie Mae or Freddie
      Mac eligibility requirements or which would require notification to either
      Fannie Mae or Freddie Mac;

            (e)   Reasonable Servicing Fee. The Company acknowledges and agrees that with respect to each Mortgage Loan, the Servicing Fee, as calculated at the related Servicing Fee Rate, represents reasonable compensation for performing such services and that the entire Servicing Fee with respect to such Mortgage Loan shall be treated by the Company, for accounting and tax purposes, as compensation for the servicing and administration of such
      Mortgage Loan pursuant to this Agreement.

            (f)   Ability to Perform. The Company does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Company is solvent and will not be rendered insolvent by the consummation of the transactions contemplated hereby. The sale of the Mortgage Loans is not undertaken to hinder, delay or defraud any of the Company's creditors;

            (g)   No Litigation Pending. There is no action, suit, proceeding or investigation pending, or, to the best of the Company's knowledge, threatened, against the Company which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Company, or in any material impairment of the right or ability of the Company to carry on its business substantially as now conducted, or in any material liability on the part of the Company, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Company contemplated herein, or which would be likely to impair materially the ability of the Company to perform under the terms of this Agreement;

            (h)   No Consent Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the
      Company with this Agreement or the sale of the Mortgage Loans as evidenced by the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the related Closing
      Date;

            (i)   Selection Process. The Mortgage Loans were selected from among the outstanding fixed rate one- to four-family or one- to two-family adjustable rate mortgage loans in the Company's portfolio at the related
      Closing Date as to which the representations and warranties set forth in
      Section 3.02 could be made and such selection was not made in a manner so as to affect adversely the interests of the Purchaser;

                                       18

            (j)   Pool Characteristics. With respect to each Mortgage Loan
      Package, the Mortgage Loan characteristics set forth on the related
      Mortgage Loan Schedule attached to the related Assignment and Conveyance are true and complete;

            (k)   No Untrue Information. Neither this Agreement nor any
      statement, report or other document furnished or to be furnished pursuant to this Agreement or any Reconstitution Agreement or in connection with the transactions contemplated hereby including any Securitization Transfer or Whole Loan Transfer contains any untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading;

            (l)   Sale Treatment. The disposition of the Mortgage Loans shall be treated as a sale on the books and records of the Company. The Company has determined that the disposition of the Mortgage Loans pursuant to this
      Agreement will be afforded sale treatment for accounting and tax purposes.
      The Company shall maintain a complete set of books and records for each
      Mortgage Loan, which shall be clearly marked to reflect the ownership of such Mortgage Loan;

            (m)   Financial Statements. The Company has delivered to the
      Purchaser financial statements as to its last three complete fiscal years and any later quarter ended more than sixty (60) days prior to the execution of this Agreement. All such financial statements fairly present the pertinent results of operations and changes in financial position at the end of each such period of the Company and its subsidiaries and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as set forth in the notes thereto. There has been no change in the business, operations, financial condition, properties or assets of the Company since the date of the Company's financial statements that would have a material adverse effect on its ability to perform its obligations under this
      Agreement. The Company has completed any forms requested by the Purchaser in a timely manner and in accordance with the provided instructions;

            (n)   No Brokers' Fees. The Company has not dealt with any broker, investment banker, agent or other person that may be entitled to any commission or compensation in connection with the sale of the Mortgage
      Loans;

            (o)   Origination. The Company's decision to originate any mortgage loan or to deny any mortgage loan application is an independent decision based upon Company's Underwriting Guidelines, and is in no way made as a result of Purchaser's decision to purchase, or not to purchase, or the price Purchaser may offer to pay for, any such mortgage loan, if originated; and

            (p)   Fair Consideration. The consideration received by the Company upon the sale of the Mortgage Loans under this Agreement constitutes fair consideration and reasonably equivalent value for the Mortgage Loans;

            (q)   No Bulk Transfer. The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Company pursuant to this
      Agreement are not

                                       19

      subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

            (r)   Anti-Money Laundering Laws. The Company has complied with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 (collectively, the "Anti-Money
      Laundering Laws"); the Company has established an anti-money laundering compliance program as required by the Anti-Money Laundering Laws, has conducted the requisite due diligence in connection with the origination of each Mortgage Loan for purposes of the Anti-Money Laundering Laws, including with respect to the legitimacy of the applicable Mortgagor and the origin of the assets used by the said Mortgagor to purchase the property in question, and maintains, and will maintain, sufficient information to identify the applicable Mortgagor for purposes of the
      Anti-Money Laundering Laws.

      Section 3.02  Representations and Warranties Regarding Individual Mortgage
                    Loans.

      As to each Mortgage Loan, the Company hereby represents and warrants to the Purchaser that as of the related Closing Date:

            (a)   Mortgage Loans as Described. The information set forth in the related Mortgage Loan Schedule is complete, true and correct;

            (b)   Payments Current. All payments required to be made up to the related Closing Date for the Mortgage Loan under the terms of the Mortgage
      Note have been made and credited. No payment required under the Mortgage
      Loan has been thirty (30) or more days delinquent at any time in the twelve (12) months preceding the related Closing Date. The first three (3)
      Monthly Payments after the related Cut-off Date shall be made with respect to the Mortgage Loan within the respective month in which it is due, all in accordance with the terms of the related Mortgage Note;

            (c)   No Outstanding Charges. There are no defaults in complying with the terms of the Mortgage, and all taxes, governmental assessments, insurance premiums, ground rents, leasehold payments, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable.
      The Company has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required under the
      Mortgage Loan, except for interest accruing from the date of the Mortgage
      Note or date of disbursement of the Mortgage Loan proceeds, whichever is greater, to the day which precedes by one month the Due Date of the first installment of principal and interest;

            (d)   Original Terms Unmodified. The terms of the Mortgage Note and
      Mortgage have not been impaired, waived, altered or modified in any respect, except by a written instrument which has been recorded, if necessary to protect the interests of the Purchaser and which has been delivered to the Custodian. The substance of any such

                                       20

      waiver, alteration or modification has been approved by the issuer of any related PMI Policy and the title insurer, to the extent required by the policy, and its terms are reflected on the related Mortgage Loan Schedule.
      No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the issuer of any related PMI
      Policy and the title insurer, to the extent required by the policy, and which assumption agreement is part of the Mortgage Loan File delivered to the Custodian and the terms of which are reflected in the related Mortgage
      Loan Schedule;

            (e)   No Defenses. The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto, and no Mortgagor was a debtor in any state or federal bankruptcy or insolvency proceeding at the time the
      Mortgage Loan was originated;

            (f)   Hazard Insurance. All buildings or other improvements upon the
      Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located pursuant to insurance policies conforming to the requirements of Section 4.10. If the
      Mortgaged Property is in an area identified in the Federal Register by the
      Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Flood
      Insurance Administration is in effect which policy conforms to the requirements of Section 4.10. All individual insurance policies contain a standard mortgagee clause naming the Company and its successors and assigns as mortgagee, and all premiums thereon have been paid. The
      Mortgage obligates the Mortgagor thereunder to maintain the hazard insurance policy at the Mortgagor's cost and expense, and on the
      Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor's cost and expense, and to seek reimbursement therefor from the Mortgagor. Where required by state law or regulation, the Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a "master" or "blanket" hazard insurance policy covering the common facilities of a planned unit development. The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Purchaser upon the consummation of the transactions contemplated by this Agreement. The Company has not engaged in, and has no knowledge of the Mortgagor, any Subservicer or any prior originator or subservicer having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either, including without limitation, no unlawful fee, unlawful commission, unlawful kickback or other unlawful compensation or value of any kind has been or will

                                       21

      be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Company;

            (g)   Compliance with Applicable Laws. Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, disclosure, and all predatory or abusive lending laws applicable to the origination and servicing of the
      Mortgage Loan have been complied with, and the Company shall maintain in its possession, available for the Purchaser's inspection, and shall deliver to the Purchaser upon demand, evidence of compliance with all such requirements;

            (h)   No Satisfaction of Mortgage. The Mortgage has not been
      satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the
      Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission.
      The Company has not waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Mortgage
      Loan to be in default, nor has the Company waived any default resulting from any action or inaction by the Mortgagor;

            (i)   Location and Type of Mortgaged Property. The Mortgaged
      Property is a fee simple property located in the state identified in the related Mortgage Loan Schedule and consists of a parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit in a low-rise condominium project, or an individual unit in a planned unit development, provided, however, that any condominium project or planned unit development shall conform with the Company's Underwriting Guidelines regarding such dwellings, and no residence or dwelling is a mobile home or a manufactured dwelling. No portion of the Mortgaged Property is used for commercial or mixed-use purposes. None of the Mortgaged Properties are
      Manufactured Homes, log homes, mobile homes, geodesic domes or other unique property types;

            (j)   Valid First Lien. The Mortgage is a valid, subsisting,
      enforceable and perfected first lien on the Mortgaged Property, including all buildings and improvements on the Mortgaged Property, and all additions, alterations and replacements made at any time with respect to the foregoing. The lien of the Mortgage is subject only to:

                  (i)   the lien of current real property taxes and assessments
            not yet due and payable;

                  (ii)  covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and (i) referred to or to otherwise considered in the appraisal made for the originator of the Mortgage Loan or (ii) which do not adversely affect the
            Appraised Value of the Mortgaged Property set forth in such appraisal; and

                                       22

                  (iii) other matters to which like properties are commonly
            subject which do not materially interfere with the benefits of the security intended to be provided by the mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property.

            Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable first lien and first priority security interest on the property described therein and the
      Company has full right to sell and assign the same to the Purchaser. The
      Mortgaged Property was not, as of the date of origination of the Mortgage
      Loan, subject to a mortgage, deed of trust, deed to secured debt or other security instrument creating a lien subordinate to the lien of the
      Mortgage;

            With respect to any Co-op Loan, the related Mortgage is a valid, subsisting and enforceable first priority security interest on the related cooperative shares securing the Mortgage Note, subject only to (a) liens of the related residential cooperative housing corporation for unpaid assessments representing the Mortgagor's pro rata share of the related residential cooperative housing corporation's payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security interest intended to be provided by the related Security
      Agreement;

            (k)   Validity of Mortgage Documents. The Mortgage Note and the
      Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms. All parties to the Mortgage Note and the Mortgage and any other related agreement had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage and any other related agreement, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties. The documents, instruments and agreements submitted for loan underwriting were not falsified and contain no untrue statement of material fact or omit to state a material fact required to be stated
      therein or necessary to make the information and statements therein not misleading. No fraud was committed in connection with the origination of the Mortgage Loan. The Company has reviewed all of the documents constituting the Servicing File and has made such inquiries as it deems necessary to make and confirm the accuracy of the representations set forth herein;

            (l)   Full Disbursement of Proceeds. The Mortgage Loan has been
      closed and the proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with.
      All costs, fees and expenses incurred in making or closing the Mortgage
      Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

            (m)   Ownership. The Company is the sole owner of record and holder of the Mortgage Loan. The Mortgage Loan is not assigned or pledged, and the Company has

                                       23

      good and marketable title thereto, and has full right to transfer and sell the Mortgage Loan therein to the Purchaser free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement;

            (n)   Doing Business. All parties which have had any interest in the
      Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are
      (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and
      (2) (a) organized under the laws of such state, (b) qualified to do business in such state, (c) federal savings and loan associations or national banks having principal offices in such state, or (d) not doing business in such state;

            (o)   LTV, PMI Policy. No Mortgage Loan has a LTV equal to or
      greater than 95%. The original LTV of the Mortgage Loan either was not more than 80% or (i) the excess over 75% is and will be insured as to payment defaults by a PMI Policy until the LTV of such Mortgage Loan is reduced to 80%, or (ii) is subject to an LPMI Policy, which will stay in effect for the life of the Mortgage Loan. All provisions of such PMI
      Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. No action, inaction, or event has occurred and no state of facts exists that has, or will result in the exclusion from, denial of, or defense to coverage. Any
      Mortgage Loan subject to a PMI Policy obligates the Mortgagor thereunder to maintain the PMI Policy and to pay all premiums and charges in connection therewith; provided, that, with respect to LPMI Loans, the related Servicer is obligated thereunder to maintain the LPMI Policy and to pay all premiums and charges in connection therewith. The Mortgage
      Interest Rate for the Mortgage Loan as set forth on the related Mortgage
      Loan Schedule is net of any such insurance premium;

            (p)   Title Insurance. The Mortgage Loan is covered by either (i) an attorney's opinion of title and abstract of title the form and substance of which is acceptable to mortgage lending institutions making mortgage loans in the area where the Mortgaged Property is located or (ii) an ALTA lender's title insurance policy or other generally acceptable form of policy of insurance acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Company, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage
      Loan, subject only to the exceptions contained in clauses (1), (2) and (3)
      of paragraph (j) of this Section 3.02. Where required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. Additionally, such lender's title insurance policy affirmatively insures ingress and egress, and against encroachments by or upon the Mortgaged Property or any interest therein. The Company is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the
      Mortgage, including the Company, has done,

                                       24

      by act or omission, anything which would impair the coverage of such lender's title insurance policy including without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Company;

            (q)   No Defaults. There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and neither the Company nor its predecessors have waived any default, breach, violation or event of acceleration;

            (r)   No Mechanics' Liens. There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens)
      affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

            (s)   Location of Improvements; No Encroachments. All improvements which were considered in determining the Appraised Value of the Mortgaged
      Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property and no improvements on adjoining properties encroach upon the Mortgaged Property. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation;

            (t)   Origination: Payment Terms. The Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or other similar institution which is supervised and examined by a federal or state authority. Principal payments on the
      Mortgage Loan commenced no more than sixty (60) days after funds were disbursed in connection with the Mortgage Loan. The Mortgage Interest Rate as well as the Lifetime Rate Cap and the Periodic Cap are as set forth on the related Mortgage Loan Schedule. The Mortgage Note is payable in equal monthly installments of principal and interest, which installments of interest, with respect to Adjustable Rate Mortgage Loans, are subject to change due to the adjustments to the Mortgage Interest Rate on each
      Interest Rate Adjustment Date, with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan fully by the stated
      maturity date, over an original term of not more than fifteen (15) years from commencement of amortization. Unless otherwise specified on the related Mortgage Loan Schedule, the Mortgage Loan is payable on the first day of each month. There are no Convertible Mortgage Loans which contain a provision allowing the Mortgagor to convert the Mortgage Note from an adjustable interest rate Mortgage Note to a fixed interest rate Mortgage
      Note. The Mortgage Loan does not require a balloon payment on its stated
      maturity date;

            (u)   Customary Provisions. The Mortgage contains customary and
      enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the

                                       25

      realization against the Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. Upon default by a Mortgagor on a Mortgage Loan and foreclosure on, or trustee's sale of, the Mortgaged Property pursuant to the proper procedures, the holder of the Mortgage Loan will be able to deliver good and merchantable title to the Mortgaged Property. There is no homestead or other exemption available to a Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

            (v)   Conformance with Underwriting Guidelines. The Mortgage Loan was underwritten in accordance with the Company's Underwriting Guidelines in effect at the time the Mortgage Loan was originated. The Mortgage Loan is in conformity with the standards of Freddie Mac or Fannie Mae under one of their respective home mortgage purchase programs (except that the principal balance of certain Mortgage Loans may have exceeded the limits of Fannie Mae and Freddie Mac) and the Mortgage Note and Mortgage are on
      forms acceptable to Freddie Mac or Fannie Mae;

            (w)   Occupancy of the Mortgaged Property. As of the related Closing
      Date the Mortgaged Property is lawfully occupied under applicable law. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities. Except as otherwise stated on the related Mortgage Loan Schedule, the Mortgagor represented at the time of origination of the Mortgage Loan that the Mortgagor would occupy the Mortgaged Property as the Mortgagor's primary residence;

            (x)   No Additional Collateral. The Mortgage Note is not and has not
      been secured by any collateral except the lien of the corresponding
      Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in (j) above;

            (y)   Deeds of Trust. In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the
      Mortgage, and no fees or expenses are or will become payable by the
      Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

            (z)   Acceptable Investment. The Company has no knowledge of any circumstances or conditions with respect to the Mortgage, the Mortgaged
      Property, the Mortgagor or the Mortgagor's credit standing that can reasonably be expected to cause private institutional investors to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent, or adversely affect the value or marketability of the Mortgage Loan;

            (aa)  Delivery of Mortgage Documents. The Mortgage Note, the
      Mortgage, the Assignment of Mortgage and any other documents required to be delivered for the Mortgage Loan by the Company under this Agreement as set forth in Exhibit B attached

                                       26

      hereto have been delivered to the Custodian. The Company is in possession of a complete, true and accurate Mortgage File in compliance with Exhibit
      A, except for such documents the originals of which have been delivered to the Custodian;

            (bb)  Condominiums/Planned Unit Developments. If the dwelling on the
      Mortgaged Property is a condominium unit or a planned unit development
      (other than a de minimis planned unit development) such condominium or planned unit development project meets Fannie Mae and Freddie Mac eligibility requirements.

            (cc)  Transfer of Mortgage Loans. The Assignment of Mortgage is in
      recordable form and is acceptable for recording under the laws of the jurisdiction in which the related Mortgaged Property is located;

            (dd)  Due on Sale. The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the
      Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder;

            (ee)  Consolidation of Future Advances. Any future advances made prior to the related Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to
      Fannie Mae and Freddie Mac. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

            (ff)  Mortgaged Property Undamaged. There is no proceeding pending or, to the best of the Company's knowledge, threatened for the total or partial condemnation of the Mortgaged Property. The Mortgaged Property is
      undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the
      Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

            (gg)  Collection Practices; Escrow Deposits. The origination, servicing and collection practices used with respect to the Mortgage Loan have been in accordance with Accepted Servicing Practices, and have been in all respects in compliance with all applicable laws and regulations.
      The Mortgage Loan has been serviced by the Company and any predecessor servicer in accordance with the terms of the Mortgage Note. With respect to escrow deposits and Escrow Payments, all such payments are in the possession of the Company and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All Escrow Payments have been collected in full compliance with state and federal law. An escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay for every item which remains unpaid and which has been assessed but is not yet due and payable. No escrow deposits or Escrow Payments or other charges or payments

                                       27

      due the Company have been capitalized under the Mortgage or the Mortgage
      Note and no such escrow deposits or Escrow Payments are being held by the
      Company for any work on a Mortgaged Property which has not been completed;

            (hh)  Appraisal. The Mortgage File contains an appraisal of the related Mortgage Property signed prior to the approval of the Mortgage
      Loan application by a qualified appraiser, duly appointed by the Company, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof; and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraisal and appraiser both satisfy the requirements of Title XI of the
      Federal Institutions Reform, Recovery, and Enforcement Act of 1989 and the
      regulations promulgated thereunder, all as in effect on the date the
      Mortgage Loan was originated;

            (ii)  Soldiers' and Sailors' Relief Act. No relief has been requested by or allowed to the Mortgagor under the Soldiers' and Sailors'
      Civil Relief Act of 1940, as amended, or other similar state statute;

            (jj)  Environmental Matters. The Mortgaged Property is free from any and all toxic or hazardous substances and there exists no violation of any local, state or federal environmental law, rule or regulation. To the best of the Company's knowledge, there is no pending action or proceeding directly involving any Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue; and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation consisting a prerequisite to use and enjoyment of said property;

            (kk)  Insurance. The Company has caused or will cause to be performed any and all acts required to preserve the rights and remedies of the Purchaser in any insurance policies applicable to the Mortgage Loans including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of coinsured, joint loss payee and mortgagee rights in favor of the
      Purchaser; No action, inaction, or event has occurred and no state of fact exists or has existed that has resulted or will result in the exclusion from, denial of, or defense to coverage under any applicable pool insurance policy, special hazard insurance policy, PMI Policy or bankruptcy bond, irrespective of the cause of such failure of coverage. In connection with the placement of any such insurance, no commission, fee, or other compensation has been or will be received by the Company or any designee of the Company or any corporation in which the Company or any officer, director, or employee had a financial interest at the time of placement of such insurance;

            (ll)  Regarding the Mortgagor. The Mortgagor is one or more natural persons and/or trustees for an Illinois land trust or a trustee under a
      "living trust" and such "living trust" is in compliance with Fannie Mae guidelines for such trusts;

            (mm)  Predatory Lending Regulations; High Cost Loans. None of the
      Mortgage Loans are classified as (a) "high cost" loans under the Home
      Ownership and Equity Protection Act of 1994 or (b) "high cost,"
      "threshold," "covered" or "predatory" or similar loans under any other applicable state, federal or local law (or a similarly

                                       28

      classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees); provided that any Mortgage Loan secured by a Mortgaged Property in
      Illinois characterized as a "threshold" loan shall not be a "high cost"
      loan unless it is characterized as "predatory" under applicable local law;
      and the Company has implemented and conducted compliance procedures to determine if each Mortgage Loan is "high-cost" home loan under the applicable laws and performed a review of the disclosure provided to the related Mortgagor in accordance with such laws and the related Mortgage
      Note in order to determine that such Mortgage Loan, if subject to any such law, does not violate any such law;

            (nn)  Simple Interest Mortgage Loans. None of the Mortgage Loans are
      simple interest Mortgage Loans;

            (oo)  Single Premium Credit Life Insurance. None of the proceeds of the Mortgage Loan were used to finance single-premium credit life insurance policies;

            (pp)  Tax Service Contract The Company has obtained a life of loan, transferable real estate Tax Service Contract on each Mortgage Loan with an Approved Tax Servicer Contract Provider and such contract is assignable without penalty, premium or cost to the Purchaser;

            (qq)  Flood Certification Contract. The Company has obtained a life of loan, transferable flood certification contract with an Approved Flood
      Policy Insurer acceptable to Purchaser in its sole discretion for each
      Mortgage Loan and such contract is assignable without penalty, premium or cost to the Purchaser;

            (rr)  FICO Scores. Each Mortgage Loan has a non-zero FICO score and a minimum FICO score of 620;

            (ss)  Prepayment Penalty. With respect to each Mortgage Loan that has a prepayment fee feature, each such prepayment fee is enforceable and will be enforced by the Company, and each prepayment penalty in permitted pursuant to federal, state and local law. With respect to each Mortgage
      Loan that contains a prepayment fee, such prepayment fee is at least equal to the lesser of (A) the maximum amount permitted under applicable law and
      (B) six months interest at the related Mortgage Interest Rate on the amount prepaid in excess of 20% of the original principal balance of such
      Mortgage Loan. With respect to Mortgage Loans originated prior to October
      1, 2003, no such Prepayment Penalty may be imposed for a term in excess of five (5) years following origination. With respect to Mortgage Loans originated on or after October 1, 2003, no such Prepayment Penalty may be imposed for a term in excess of three (3) years following origination;

            (tt)  Recordation. Each original Mortgage was recorded and all subsequent assignments of the original Mortgage (other than the assignment to the Purchaser) have been recorded in the appropriate jurisdictions wherein such recordation is necessary to

                                       29

      perfect the lien thereof as against creditors of the Company, or is in the process of being recorded;

            (uu)  Leaseholds. No Mortgage Loan is secured by a long-term residential lease;

            (vv)  Payment in Full: No Mortgage Loan will be paid in full on or prior to the related Closing Date;

            (ww)  Qualified Mortgage. The Mortgage Loan is a qualified mortgage under Section 860G(a)(3) of the Code;

            (xx)  Georgia Fair Lending Act. There is no Mortgage Loan that was originated on or after October 1, 2002 and on or prior to March 7, 2003, which is secured by property located in the State of Georgia;

            (yy)  Assumability. With respect to each Adjustable Rate Mortgage
      Loan, the Mortgage Loan Documents provide that after the related first
      Interest Rate Adjustment Date, a related Mortgage Loan may only be assumed if the party assuming such Mortgage Loan meets certain credit requirements stated in the Mortgage Loan Documents;

            (zz)  No Buydown Provisions; No Graduated Payments or Contingent
      Interests. The Mortgage Loan does not contain provisions pursuant to which
      Monthly Payments are paid or partially paid with funds deposited in any separate account established by the Company, the Mortgagor, or anyone on behalf of the Mortgagor, or paid by any source other than the Mortgagor nor does it contain any other similar provisions which may constitute a
      "buydown" provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

            (aaa) Conversion to Fixed Interest Rate. With respect to Adjustable
      Rate Mortgage Loans, the Mortgage Loan is not a Convertible Mortgage Loan;

            (bbb) Disclosure Materials. The Mortgagor has executed a statement to the effect that the Mortgagor has received all disclosure materials required by, and the Company has complied with, all applicable law with respect to the making of the Mortgage Loans. The Company shall maintain such statement in the Mortgage File;

            (ccc) No Defense to Insurance Coverage. No action has been taken or failed to be taken, no event has occurred and no state of facts exists or has existed on or prior to the related Closing Date (whether or not known to the Company on or prior to such date) which has resulted or will result in an exclusion from, denial of, or defense to coverage under any primary mortgage insurance (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured), provided this shall not include the failure of such insurer to pay by reason of such insurer's breach of such insurance policy or such insurer's financial inability to pay;

                                       30

            (ddd) Prior Servicing. Each Mortgage Loan has been serviced in all material respects in strict compliance with Accepted Servicing Practices;

            (eee) Credit Information. As to each consumer report (as defined in the Fair Credit Reporting Act, Public Law 91-508) or other credit information furnished by the Company to the Purchaser, the Company has full right and authority and is not precluded by law or contract from furnishing such information to the Purchaser and the Purchaser is not precluded from furnishing the same to any subsequent or prospective purchaser of such Mortgage;

            (fff) Origination. No predatory or deceptive lending practices, including, without limitation, the extension of credit without regard to the ability of the Mortgagor to repay and the extension of credit which has no apparent benefit to the Mortgagor, were employed in the origination of the Mortgage Loan;

            (ggg) Co-op Loans. With respect to a Mortgage Loan that is a Co-op
      Loan, the stock that is pledged as security for the Mortgage Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the
      Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

            (hhh) Construction or Rehabilitation of Mortgaged Property. No
      Mortgage Loan was made in connection with the construction (other than a
      "construct-to-perm" loan) or rehabilitation of a Mortgaged Property or facilitating the trade-in or exchange of a Mortgaged Property;

            (iii) No Prior Offer. The Mortgage Loan has not previously been offered for sale;

            (jjj) No Fraud. No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a Mortgage Loan has taken place on the part of any Person, including without limitation, the
      Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application for any insurance in relation to such Mortgage Loan. The Company has reviewed all of the documents constituting the Servicing File and has made such inquiries as it deems necessary to make and confirm the accuracy of the representations set forth herein;

            (kkk) Credit Reporting. The Company has fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to Equifax, Experian, and Trans
      Union Credit Information Company (three of the credit repositories), on a monthly basis;

            (lll) Kentucky Mortgage Loans. No Mortgage Loan secured by property located in the Commonwealth of Kentucky and originated on or after June
      24, 2003 had an original principal balance of $200,000 or less;

                                       31

            (mmm) New York Loans. No Mortgage Loan is secured by property located in the State of New York, had an original principal balance of
      $300,000 or less, and has a mortgage application date on or after April 1,
      2003, the terms of which loan equal or exceed either the annual percentage rate or the points and fees threshold for "high-cost home loans," as defined in Section 6-L of the New York State Banking Law; and

            (nnn) Texas Refinance Loans. Article XVI, Section 50(a)(6) of the
      Texas Constitution is not applicable to the Mortgage Loan or the origination thereof. If the Mortgage Loan was originated in Texas, it is not a cash-out refinancing.

      Section 3.03  Remedies for Breach of Representations and Warranties.

      It is understood and agreed that the representations and warranties set forth in Sections 3.01 and 3.02 shall survive the sale of the Mortgage Loans to the Purchaser and the delivery of the Mortgage Loan Documents to the Custodian and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the
examination or failure to examine any Mortgage File. Upon discovery by either the Company or the Purchaser of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the Mortgage
Loans or the interest of the Purchaser, or which materially and adversely affects the interests of Purchaser in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan (in the case of any of the foregoing, a "Breach"), the party discovering such Breach shall give prompt written notice to the other.

      With respect to those representations and warranties which are made to the best of the Company's knowledge, if it is discovered by the Company or the
Purchaser that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related
Mortgage Loan or the interest of the Purchaser (or which materially and adversely affects the value of a Mortgage Loan or the interests of the Purchaser in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan), notwithstanding the Company's lack of knowledge with respect to the substance of such representation and warranty, such inaccuracy shall be deemed a breach of the applicable representation and warranty.

      Within sixty (60) days of the earlier of either discovery by or notice to the Company of any Breach of a representation or warranty, the Company shall use its best efforts promptly to cure such Breach in all material respects and, if such Breach cannot be cured, the Company shall, at the Purchaser's option, repurchase such Mortgage Loan at the Repurchase Price. In the event that a
Breach shall involve any representation or warranty set forth in Section 3.01, and such Breach cannot be cured within sixty (60) days of the earlier of either discovery by or notice to the Company of such Breach, all of the Mortgage Loans shall, at the Purchaser's option, be repurchased by the Company at the
Repurchase Price; provided, that if such Breach may be cured by the repurchase of one or more individual Mortgage Loans, the Company may repurchase only those
Mortgage Loans necessary to cure the Breach. However, if the Breach shall involve a representation or warranty set forth in Section 3.02 and the Company discovers or receives notice of any such Breach within one hundred twenty (120)
days of the related Closing Date, the Company shall, at the Purchaser's option and provided that the Company has a

                                       32

Qualified Substitute Mortgage Loan, rather than repurchase the Mortgage Loan as provided above, remove such Mortgage Loan (a "Deleted Mortgage Loan") and substitute in its place a Qualified Substitute Mortgage Loan or Loans, provided that any such substitution shall be effected not later than one hundred twenty
(120) days after the related Closing Date. If the Company has no Qualified
Substitute Mortgage Loan, it shall repurchase the deficient Mortgage Loan.
Notwithstanding the above sentence, within sixty (60) days after the earlier of either discovery by, or notice to, the Company of any breach of the representations or warranties set forth in clauses (mm), (oo), (uu), (vv), (xx)
or (lll) of Subsection 3.02, the Company shall repurchase such Mortgage Loan at the Repurchase Price. Any repurchase of a Mortgage Loan or Loans pursuant to the foregoing provisions of this Section 3.03 shall occur on a date designated by the Purchaser and shall be accomplished by deposit in the Custodial Account of the amount of the Repurchase Price for distribution to Purchaser on the next scheduled Remittance Date, after deducting therefrom any amount received in respect of such repurchased Mortgage Loan or Loans and being held in the
Custodial Account for future distribution.

      At the time of repurchase or substitution, the Purchaser and the Company shall arrange for the reassignment of the Deleted Mortgage Loan to the Company and the delivery to the Company of any documents held by the Custodian relating to the Deleted Mortgage Loan. In the event of a repurchase or substitution, the
Company shall, simultaneously with such reassignment, give written notice to the
Purchaser that such repurchase or substitution has taken place, amend the related Mortgage Loan Schedule to reflect the withdrawal of the Deleted Mortgage
Loan from this Agreement, and, in the case of substitution, identify a Qualified
Substitute Mortgage Loan and amend the related Mortgage Loan Schedule to reflect the addition of such Qualified Substitute Mortgage Loan to this Agreement. In connection with any such substitution, the Company shall be deemed to have made as to such Qualified Substitute Mortgage Loan the representations and warranties set forth in this Agreement except that all such representations and warranties set forth in this Agreement shall be deemed made as of the date of such substitution. The Company shall effect such substitution by delivering to the
Custodian for such Qualified Substitute Mortgage Loan the documents required by
Section 2.03, with the Mortgage Note endorsed as required by Section 2.03. No substitution will be made in any calendar month after the Determination Date for such month. The Company shall deposit in the Custodial Account the Monthly
Payment less the Servicing Fee due on such Qualified Substitute Mortgage Loan or
Loans in the month following the date of such substitution. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall be retained by the Company. For the month of substitution, distributions to the Purchaser shall include the Monthly Payment due on any Deleted Mortgage
Loan in the month of substitution, and the Company shall thereafter be entitled to retain all amounts subsequently received by the Company in respect of such
Deleted Mortgage Loan.

      For any month in which the Company substitutes a Qualified Substitute
Mortgage Loan for a Deleted Mortgage Loan, the Company shall determine the amount (if any) by which the aggregate principal balance of all Qualified
Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all Deleted Mortgage Loans (after application of scheduled principal payments due in the month of substitution).
An amount equal to the product of such shortfall multiplied by the percentage of par set forth in the definition of "Repurchase Price" shall be distributed by the Company in the month of

                                       33

substitution pursuant to Section 5.01. Accordingly, on the date of such substitution, the Company shall deposit from its own funds into the Custodial
Account an amount equal such amount.

      In addition to such cure, repurchase and substitution obligation, the
Company shall indemnify the Purchaser and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Company's representations and warranties contained in this Section
3. It is understood and agreed that the obligations of the Company set forth in this Section 3.03 to cure or repurchase a defective Loan and to indemnify the
Purchaser as provided in this Section 3.03 constitute the sole remedies of the
Purchaser respecting a breach of the foregoing representations and warranties.

      Any cause of action against the Company relating to or arising out of the
Breach of any representations and warranties made in Sections 3.01 and 3.02 shall accrue as to any Mortgage Loan upon (i) discovery of such Breach by the
Purchaser or notice thereof by the Company to the Purchaser, (ii) failures by the Company to cure such Breach or repurchase such Mortgage Loan as specified above, and (iii) demand upon the Company by the Purchaser for compliance with this Agreement.

      With respect to any Mortgage Loan, if the related Mortgagor is thirty (30)
or more days delinquent with respect to the Mortgage Loan's first or second
Monthly Payment due to the Purchaser after the related Closing Date, the Company shall, upon receipt of notice from the Purchaser, promptly repurchase such
Mortgage Loan from the Purchaser in accordance with this Section 3.03; provided, that no right to cure set forth therein shall apply.

      Section 3.04  Review of Mortgage Loans.

      From the related Closing Date until the date thirty (30) days after the related Closing Date, the Purchaser shall have the right to review the Mortgage
Files and obtain BPOs on the Mortgaged Properties relating to the Mortgage Loans purchased on the related Closing Date, with the results of such BPO reviews to be communicated to the Company for a period up to thirty (30) days after the related Closing Date. In addition, the Purchaser shall have the right to reject any Mortgage Loan which in the Purchaser's sole determination (i) fails to conform to the Underwriting Guidelines, (ii) is underwritten without verification of the Mortgagor's income and assets and there is no credit report or FICO Score, (iii) is not an acceptable credit risk, or (iv) the value of the
Mortgaged Property pursuant to any BPO varies by more than plus or minus 15%
from the lesser of (A) the original appraised value of the Mortgaged Property or
(B) the purchase price of the Mortgaged Property as of the date of origination of the related Mortgage Loan. In the event that the Purchaser so rejects any
Mortgage Loan, the Company shall repurchase the rejected Mortgage Loan at the
Repurchase Price in the manner prescribed in Section 3.03 upon receipt of notice from the Purchaser of the rejection of such Mortgage Loan. Any rejected Mortgage
Loan shall be removed from the terms of this Agreement. The Company shall make available all files required by Purchaser in order to complete its review, including all CRA/HMDA required data fields. To the extent that during the course of the Purchaser's initial review, the Purchaser discovers that the
Mortgage Loans do not otherwise meet the Company's Underwriting Guidelines or the terms of this Agreement, the Purchaser shall have the right to

                                       34

carry out additional due diligence reviews, which additional due diligence shall be at the expense of the Company. Purchaser's decision to increase its due diligence review or obtain additional BPO's or other property evaluations is at its sole discretion. The additional review may be for any reason including but not limited to credit quality, property valuations, and data integrity. Any review performed by the Purchaser prior to the Closing Date shall not limit the
Purchaser's rights or the Company's obligations under this section.

      Section 3.05  Repurchase of Mortgage Loans that Prepay in Full: First
                    Payment Defaults.

            (a)   If any Mortgage Loan is prepaid within sixty (60) days from and after the related Closing Date, the Company shall pay to the
      Purchaser, within three (3) business days of such prepayment in full, an amount equal to percentage of par as stated in the related Purchase Price and Terms Letter multiplied by the outstanding principal balance of such
      Mortgage Loan as of the date of such prepayment in full.

            (b)   If the related Mortgagor is thirty (30) days or more
      delinquent with respect to a Monthly Payment under a Mortgage Loan at any time within ninety (90) days from and after the related Closing Date for such Mortgage Loan, the Company shall, at the Purchaser's option, repurchase such Mortgage Loan from the Purchaser in accordance with
      Section 3.03 hereof; provided that the Company shall not be required to repurchase such Mortgage Loan if it can demonstrate to the Purchaser's reasonable satisfaction within thirty (30) days of such reported delinquency that the related Mortgagor timely made all payments required of the Mortgagor but such payment was otherwise misapplied.

                                   ARTICLE IV

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

      Section 4.01  Company to Act as Servicer.

      The Company, as an independent contractor, shall service and administer the Mortgage Loans and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Company may deem necessary or desirable, consistent with the terms of this
Agreement and with Accepted Servicing Practices. Notwithstanding anything in this Article IV to the contrary, with respect to any action to be taken or not taken with respect to the servicing of the Mortgage Loans that requires the consent or approval of the Purchaser, after a Pass-Through Transfer with respect to the related Mortgage Loan, such consent shall be exercised by the Company as servicer of the Mortgage Loans in accordance with Accepted Servicing Standards.

      Consistent with the terms of this Agreement, the Company may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Company's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the
Purchaser, provided, however, that the Company shall not make any

                                       35

future advances with respect to a Mortgage Loan and (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Company, imminent and the Company has obtained the prior written consent of the Purchaser) the Company shall not permit any modification of any material term of any Mortgage Loan including any modifications that would change the
Mortgage Interest Rate, defer or forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan. In the event of any such modification which permits the deferral of interest or principal payments on any Mortgage Loan, the Company shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, deposit in the Custodial
Account from its own funds, in accordance with Section 5.03, the difference between (a) such month's principal and one month's interest at the Mortgage Loan
Remittance Rate on the unpaid principal balance of such Mortgage Loan and (b)
the amount paid by the Mortgagor. The Company shall be entitled to reimbursement for such advances to the same extent as for all other advances made pursuant to
Section 5.03. Without limiting the generality of the foregoing, the Company shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Purchasers, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the
Mortgaged Properties. If reasonably required by the Company, the Purchaser shall furnish the Company with any powers of attorney and other documents necessary or appropriate to enable the Company to carry out its servicing and administrative duties under this Agreement.

      The Company shall notify the Purchaser, in writing, of any waiver, modification, forbearance, postponement, indulgence or amendment with respect to any term of any Mortgage Loan and the date thereof, and shall deliver to the
Purchaser (or, at the direction of the Purchaser, the Custodian) for deposit in the related Mortgage File, an original counterpart of the agreement relating to such waiver, modification, forbearance, postponement, indulgence or amendment, promptly (and in any event within ten (10) Business Days) following the execution thereof; provided, however, that if any such waiver, modification, forbearance, postponement, indulgence or amendment is required by applicable law to be recorded, the Company (i) shall deliver to the Purchaser a copy thereof and (ii) shall deliver to the Purchaser such document, with evidence of notification upon receipt thereof from the public recording office.

      In servicing and administering the Mortgage Loans, the Company shall employ procedures (including collection procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans (similar in quality to the Mortgage Loans) for its own account, giving due consideration to Accepted Servicing Practices where such practices do not conflict with the requirements of this Agreement, and the Purchaser's reliance on the Company.

      The Mortgage Loans may be subserviced by the Subservicer on behalf of the
Company provided that the Subservicer is a Fannie Mae-approved servicer or a
Freddie Mac seller/servicer in good standing, and no event has occurred, including, but not limited to, a change in insurance coverage, which would make it unable to comply with the eligibility requirements for lenders imposed by
Fannie Mae or for seller/servicers imposed by Freddie Mac, or which would require notification to Fannie Mae or Freddie Mac. The Company may perform any of its servicing

                                       36

responsibilities hereunder or may cause the Subservicer to perform any such servicing responsibilities on its behalf, but the use by the Company of the
Subservicer shall not release the Company from any of its obligations hereunder and the Company shall remain responsible hereunder for all acts and omissions of the Subservicer as fully as if such acts and omissions were those of the
Company. The Company shall pay all fees and expenses of the Subservicer from its own funds, and the Subservicer's fee shall not exceed the Servicing Fee.

      At the cost and expense of the Company, without any right of reimbursement from the Custodial Account, the Company shall be entitled to terminate the rights and responsibilities of the Subservicer and arrange for any servicing responsibilities to be performed by a successor Subservicer meeting the requirements in the preceding paragraph, provided, however, that nothing contained herein shall be deemed to prevent or prohibit the Company, at the
Company's option, from electing to service the related Mortgage Loans itself. In the event that the Company's responsibilities and duties under this Agreement are terminated pursuant to Section 9.04, 10.01 or 11.02, and if requested to do so by the Purchaser, the Company shall at its own cost and expense terminate the rights and responsibilities of the Subservicer as soon as is reasonably possible. The Company shall pay all fees, expenses or penalties necessary in order to terminate the rights and responsibilities of the Subservicer from the
Company's own funds without reimbursement from the Purchaser.

      Notwithstanding any of the provisions of this Agreement relating to agreements or arrangements between the Company and the Subservicer or any reference herein to actions taken through the Subservicer or otherwise, the
Company shall not be relieved of its obligations to the Purchaser and shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the Mortgage Loans. The Company shall be entitled to enter into an agreement with the Subservicer for indemnification of the Company by the Subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

      Any Subservicing Agreement and any other transactions or services relating to the Mortgage Loans involving the Subservicer shall be deemed to be between the Subservicer and Company alone, and the Purchaser shall have no obligations, duties or liabilities with respect to the Subservicer, including no obligation, duty or liability to pay the Subservicer's fees and expenses. For purposes of distributions and advances by the Company pursuant to this Agreement, the
Company shall be deemed to have received a payment on a Mortgage Loan when the
Subservicer has received such payment.

      Section 4.02  Liquidation of Mortgage Loans.

      In the event that any payment due under any Mortgage Loan and not postponed pursuant to Section 4.01 is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Company shall take such action as (1) the Company would take under similar circumstances with respect to a similar mortgage loan held for its own account for investment, (2) shall be consistent with Accepted
Servicing Practices, (3) the Company shall determine prudently to be in the best interest of Purchaser, and (4) is consistent with any related PMI Policy. In the event that any payment due under any

                                       37

Mortgage Loan is not postponed pursuant to Section 4.01 and remains delinquent for a period of ninety (90) days or any other default continues for a period of ninety (90) days beyond the expiration of any grace or cure period, the Company shall commence foreclosure proceedings, provided that, prior to commencing foreclosure proceedings, the Company shall notify the Purchaser in writing of the Company's intention to do so, and the Company shall not commence foreclosure proceedings if the Purchaser objects to such action within ten (10) Business
Days of receiving such notice. In the event the Purchaser objects to such foreclosure action, the Company shall not be required to make Monthly Advances with respect to such Mortgage Loan, pursuant to Section 5.03, and the Company's obligation to make such Monthly Advances shall terminate on the 90th day referred to above. In such connection, the Company shall from its own funds make all necessary and proper Servicing Advances, provided, however, that the Company shall not be required to expend its own funds in connection with any foreclosure or towards the restoration or preservation of any Mortgaged Property, unless it shall determine (a) that such preservation, restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Purchaser after reimbursement to itself for such expenses and (b) that such expenses will be recoverable by it either through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to
Section 4.05) or through Insurance Proceeds (respecting which it shall have similar priority).

      Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Company has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Purchaser otherwise requests an environmental inspection or review of such Mortgaged
Property to be conducted by a qualified inspector, the Company shall cause such property to be inspected by a qualified environmental consulting firm. Upon completion of the inspection, the Company shall promptly provide the Purchaser with a written report of the environmental inspection.

      After reviewing the environmental inspection report, the Purchaser shall determine how the Company shall proceed with respect to the Mortgaged Property.
In the event (a) the environmental inspection report indicates that the
Mortgaged Property is contaminated by hazardous or toxic substances or wastes and (b) the Purchaser directs the Company to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Company shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related Liquidation Proceeds, or if the Liquidation Proceeds are
insufficient to fully reimburse the Company, the Company shall be entitled to be reimbursed from amounts in the Custodial Account pursuant to Section 4.05 hereof. In the event the Purchaser directs the Company not to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Company shall be reimbursed for all Servicing Advances made with respect to the related Mortgaged
Property from the Custodial Account pursuant to Section 4.05 hereof.

      Section 4.03  Collection of Mortgage Loan Payments.

      Continuously from the date hereof until the principal and interest on all
Mortgage Loans are paid in full, the Company shall proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable and shall take special care in

                                       38

ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loan and the Mortgaged
Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

      Section 4.04  Establishment of and Deposits to Custodial Account.

      The Company shall segregate and hold all funds collected and received pursuant to a Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts, titled "National City Mortgage
Co., as Servicer, in trust for Banc of America Mortgage Capital Corporation and/or subsequent Purchasers of fixed and adjustable rate Mortgage Loans." The
Custodial Account shall be established with a Qualified Depository acceptable to the Purchaser. Any funds deposited in the Custodial Account shall at all times be fully insured to the full extent permitted under applicable law. Funds deposited in the Custodial Account may be drawn on by the Company in accordance with Section 4.05. The creation of any Custodial Account shall be evidenced by a certification in the form of Exhibit C-1 hereto, in the case of an account established with the Company, or by a letter agreement in the form of Exhibit
C-2 hereto, in the case of an account held by a depository other than the
Company. A copy of such certification or letter agreement shall be furnished to the Purchaser and, upon request, to any subsequent Purchaser.

      The Company shall deposit in the Custodial Account on a daily basis, and retain therein, the following collections received by the Company and payments made by the Company after the related Cut-off Date, (other than payments of principal and interest due on or before the related Cut-off Date, (these amounts remit to the Purchaser), or with respect to each LPMI Loan, the amount of the
LPMI Fee):

                  (i)     all payments on account of principal on the Mortgage
            Loans, including all Principal Prepayments;

                  (ii)    all payments on account of interest on the Mortgage
            Loans adjusted to the Mortgage Loan Remittance Rate;

                  (iii)   all Liquidation Proceeds;

                  (iv)    all Insurance Proceeds including amounts required to
            be deposited pursuant to Section 4.10 (other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 4.14), Section 4.11 and Section 4.15;

                  (v)     all Condemnation Proceeds which are not applied to the
            restoration or repair of the Mortgaged Property or released to the
            Mortgagor in accordance with Section 4.14;

                  (vi)    any amount required to be deposited in the Custodial
            Account pursuant to Section 4.01, 4.09, 5.03, 6.01 or 6.02;

                                       39

                  (vii)   any amounts payable in connection with the repurchase
            of any Mortgage Loan pursuant to Section 3.03, 3.04 or 3.05 and all amounts required to be deposited by the Company in connection with a shortfall in principal amount of any Qualified Substitute Mortgage
            Loan pursuant to Section 3.03;

                  (viii)  with respect to each Principal Prepayment in full or in part, the Prepayment Interest Shortfall Amount, to be paid by the
            Company out of its own funds without reimbursement therefor, if any, for the month of distribution. Such deposit shall be made from the
            Company's own funds, without reimbursement therefor;

                  (ix)    any amounts required to be deposited by the Company
            pursuant to Section 4.11 in connection with the deductible clause in any blanket hazard insurance policy; and

                  (x)     any amounts received with respect to or related to any
            REO Property and all REO Disposition Proceeds pursuant to Section
            4.16.

      The foregoing requirements for deposit into the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of Ancillary Income, including late payment charges and assumption fees, to the extent permitted by Section 6.01, need not be deposited by the Company into the Custodial Account. Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Company and the Company shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section
4.05. Prior to changing the location of the Custodial Account, the Company shall give notice to the Purchaser of such change, which notice shall set forth the new location of the Custodial Account when established. The Company shall maintain adequate records with respect to all withdrawals made pursuant to this
Section 4.04. All funds required to be deposited in the Custodial Account shall be held in trust for the Purchaser until withdrawn in accordance with Section
4.05.

      Section 4.05  Permitted Withdrawals From Custodial Account.

      The Company shall, from time to time, withdraw funds from the Custodial
Account for the following purposes:

                  (i)     to make payments to the Purchaser in the amounts and
            in the manner provided for in Section 5.01;

                  (ii)    to reimburse itself for Monthly Advances of the
            Company's funds made pursuant to Section 5.03, the Company's right to reimburse itself pursuant to this subclause (ii) being limited to amounts received on the related Mortgage Loan which represent late payments of principal and/or interest respecting which any such advance was made, it being understood that, in the case of any such reimbursement, the Company's right thereto shall be prior to the rights of Purchaser, except that, where the Company is required to repurchase a Mortgage Loan pursuant to Section 3.03, 3.04, 3.05 or
            6.02, the Company's right to such reimbursement shall be subsequent to the payment to the Purchaser of the

                                       40

            Repurchase Price pursuant to such sections and all other amounts required to be paid to the Purchaser with respect to such Mortgage
            Loan;

                  (iii)   to reimburse itself for unreimbursed Servicing
            Advances, and for any unpaid Servicing Fees, the Company's right to reimburse itself pursuant to this subclause (iii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds,
            Condemnation Proceeds, Insurance Proceeds (not required to be remitted to the Mortgagor) and such other amounts as may be collected by the Company from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Company's right thereto shall be prior to the rights of Purchaser except where the Company is required to repurchase a Mortgage Loan pursuant to Section 3.03, 3.04, 3.05 or
            6.02, in which case the Company's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase
            Price pursuant to such sections and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

                  (iv)    to pay itself any investment earnings on funds
            deposited in the Custodial Account;

                  (v)     to reimburse itself for expenses incurred and
            reimbursable to it pursuant to Section 9.01;

                  (vi)    to pay any amount required to be paid pursuant to
            Section 4.16 related to any REO Property, it being understood that in the case of any such expenditure or withdrawal related to a particular REO Property, the amount of such expenditure or withdrawal from the Custodial Account shall be limited to amounts on deposit in the Custodial Account with respect to the related REO
            Property;

                  (vii)   to clear and terminate the Custodial Account upon the
            termination of this Agreement; and

                  (viii)  to withdraw funds deposited in error.

      In the event that the Custodial Account is interest bearing, on each
Remittance Date, the Company shall withdraw all funds from the Custodial Account except for those amounts which, pursuant to Section 5.01, the Company is not obligated to remit on such Remittance Date. The Company may use such withdrawn funds only for the purposes described in this Section 4.05. The Company shall keep and maintain a separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account.

      Section 4.06  Establishment of and Deposits to Escrow Account.

      The Company shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled,
"National City Mortgage Co., as Servicer, in trust for the

                                       41

Banc of America Mortgage Capital Corporation and/or subsequent purchasers of
Mortgage Loans and various Mortgagors." The Escrow Accounts shall be established with a Qualified Depository, in a manner which shall provide maximum available insurance thereunder. Funds deposited in the Escrow Account may be drawn on by the Company in accordance with Section 4.07. The creation of any Escrow Account shall be evidenced by a certification in the form of Exhibit D-1 hereto, in the case of an account established with the Company, or by a letter agreement in the form of Exhibit D-2 hereto, in the case of an account held by a depository other than the Company. A copy of such certification shall be furnished to the
Purchaser and, upon request, to any subsequent Purchaser.

      The Company shall deposit in the Escrow Account or Accounts on a daily basis, and retain therein:

                  (i)     all Escrow Payments collected on account of the
            Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

                  (ii)    all amounts representing Insurance Proceeds or
            Condemnation Proceeds which are to be applied to the restoration or repair of any Mortgaged Property.

      The Company shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in Section
4.07. The Company shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the related Mortgagor.
To the extent required by law, the Company shall pay interest on escrowed funds to the related Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

      Section 4.07  Permitted Withdrawals From Escrow Account.

      Withdrawals from the Escrow Account or Accounts may be made by the Company only:

                  (i)     to effect timely payments of ground rents, taxes,
            assessments, water rates, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

                  (ii)    to reimburse the Company for any Servicing Advances
            made by the Company pursuant to Section 4.08 with respect to a related Mortgage Loan, but only from amounts received on the related
            Mortgage Loan which represent late collections of Escrow Payments thereunder;

                  (iii)   to refund to any Mortgagor any funds found to be in
            excess of the amounts required under the terms of the related
            Mortgage Loan;

                                       42

                  (iv)    for transfer to the Custodial Account and application
            to reduce the principal balance of the Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

                  (v)     for application to restoration or repair of the
            Mortgaged Property in accordance with the procedures outlined in
            Section 4.14;

                  (vi)    to pay to the Company, or any Mortgagor to the extent
            required by law, any interest paid on the funds deposited in the
            Escrow Account;

                  (vii)   to clear and terminate the Escrow Account on the
            termination of this Agreement; and

                  (viii)  to withdraw funds deposited in error.

      Section 4.08  Payment of Taxes, Insurance and Other Charges.

      With respect to each Mortgage Loan, the Company shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates, sewer rents, and other charges which are or may become a lien upon the related
Mortgaged Property and the status of PMI Policy premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Company in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for Escrow Payments, the Company shall determine that any such payments are made by the Mortgagor at the time they first become due. The Company assumes full responsibility for the timely payment of all such bills and shall effect timely payment of all such charges irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments, and the
Company shall make advances from its own funds to effect such payments.

      Section 4.09  Protection of Accounts.

      The Company may transfer the Custodial Account or the Escrow Account to a different Qualified Depository from time to time. Such transfer shall be made only upon obtaining the consent of the Purchaser, which consent shall not be withheld unreasonably.

      The Company shall bear any expenses, losses or damages sustained by the
Purchaser because the Custodial Account and/or the Escrow Account are not demand deposit accounts.

      Amounts on deposit in the Custodial Account and the Escrow Account may at
the option of the Company be invested in Eligible Investments; provided that in the event that amounts on deposit in the Custodial Account or the Escrow Account exceed the amount fully insured by the FDIC (the "Insured Amount") the Company shall be obligated to invest the excess amount over the Insured Amount in
Eligible Investments on the same Business Day as such excess amount becomes present in the Custodial Account or the Escrow Account. Any such Eligible
Investment

                                       43

shall mature no later than the Determination Date next following the date of such Eligible Investment; provided, however, that if such Eligible Investment is an obligation of a Qualified Depository (other than the Company) that maintains the Custodial Account or the Escrow Account, then such Eligible Investment may mature on such Remittance Date. Any such Eligible Investment shall be made in the name of the Company in trust for the benefit of the Purchaser. All income on or gain realized from any such Eligible Investment shall be for the benefit of the Company and may be withdrawn at any time by the Company. Any losses incurred in respect of any such investment shall be deposited in the Custodial Account or the Escrow Account, by the Company out of its own funds immediately as realized.

      Section 4.10  Maintenance of Hazard Insurance.

      The Company shall cause to be maintained for each Mortgage Loan hazard insurance such that all buildings upon the Mortgaged Property are insured by a generally acceptable insurer rated A:VI or better in the current Best's Key
Rating Guide ("Best's") against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the lesser of (i) the replacement value of the improvements securing such Mortgage Loan and (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan and (b) an amount such that the proceeds thereof shall be sufficient to prevent the
Mortgagor or the loss payee from becoming a co-insurer.

      If the related Mortgaged Property is located in an area identified in the
Federal Register by the Flood Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the
Federal Insurance Administration is in effect with a generally acceptable insurance carrier rated A:VI or better in Best's in an amount representing coverage not less than the lesser of (i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis (or the unpaid balance of the mortgage if replacement cost coverage is not available for the type of building insured) and (ii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. If at any time during the term of the Mortgage Loan, the Company determines in accordance with applicable law and pursuant to the Fannie Mae
Guides that a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the Flood Disaster Protection Act of 1973, as amended, the
Company shall notify the related Mortgagor that the Mortgagor must obtain such flood insurance coverage, and if said Mortgagor fails to obtain the required flood insurance coverage within forty-five (45) days after such notification, the Company shall immediately force place the required flood insurance on the
Mortgagor's behalf.

      If a Mortgage is secured by a unit in a condominium project, the Company shall verify that the coverage required of the owner's association, including hazard, flood, liability, and fidelity coverage, is being maintained in accordance with then current Fannie Mae requirements, and secure from the owner's association its agreement to notify the Company promptly of any change in the insurance coverage or of any condemnation or casualty loss that may have a material effect on the value of the Mortgaged Property as security.

                                       44

      The Company shall cause to be maintained on each Mortgaged Property earthquake or such other or additional insurance as may be required pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance, or pursuant to the requirements of any private mortgage guaranty insurer, or as may be required to conform with
Accepted Servicing Practices.

      In the event that any Purchaser or the Company shall determine that the
Mortgaged Property should be insured against loss or damage by hazards and risks not covered by the insurance required to be maintained by the Mortgagor pursuant to the terms of the Mortgage, the Company shall communicate and consult with the
Mortgagor with respect to the need for such insurance and bring to the
Mortgagor's attention the desirability of protection of the Mortgaged Property.

      All policies required hereunder shall name the Company as loss payee and shall be endorsed with standard or union mortgagee clauses, without contribution, which shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage.

      The Company shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the
Company shall not accept any such insurance policies from insurance companies unless such companies are rated A:VI or better in Best's and are licensed to do business in the jurisdiction in which the Mortgaged Property is located. The
Company shall determine that such policies provide sufficient risk coverage and amounts, that they insure the property owner, and that they properly describe the property address. The Company shall furnish to the Mortgagor a formal notice of expiration of any such insurance in sufficient time for the Mortgagor to arrange for renewal coverage by the expiration date.

      Pursuant to Section 4.04, any amounts collected by the Company under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the related Mortgaged Property, or property acquired in liquidation of the Mortgage Loan, or to be released to the
Mortgagor, in accordance with the Company's normal servicing procedures as specified in Section 4.14) shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 4.05.

      Section 4.11  Maintenance of Mortgage Impairment Insurance.

      In the event that the Company shall obtain and maintain a blanket policy insuring against losses arising from fire and hazards covered under extended coverage on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 4.10 and otherwise complies with all other requirements of Section 4.10, it shall conclusively be deemed to have satisfied its obligations as set forth in Section
4.10. Any such policy shall be issued by an issuer that has a Best's rating of
A:VI or better. Any amounts collected by the Company under any such policy relating to a Mortgage Loan shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 4.05. Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 4.10, and there

                                       45

shall have been a loss which would have been covered by such policy, the Company shall deposit in the Custodial Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to deposited from the Company's funds, without reimbursement therefor. Upon request of any Purchaser, the Company shall cause to be delivered to such Purchaser a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without 30 days' prior written notice to such Purchaser.

      Section 4.12  Maintenance of Fidelity Bond and Errors and Omissions
                    Insurance.

      The Company shall maintain with responsible companies, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy that meets the requirements of Fannie Mae or Freddie Mac, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage
Loans ("Company Employees"). Any such Fidelity Bond and Errors and Omissions
Insurance Policy shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Company against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Company
Employees. Such Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure the Company against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 4.12 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve the Company from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be acceptable to Fannie Mae or Freddie Mac. Upon the request of any
Purchaser, the Company shall cause to be delivered to such Purchaser a certified true copy of such fidelity bond and insurance policy and a statement from the surety and the insurer that such fidelity bond and insurance policy shall in no event be terminated or materially modified without 30 days' prior written notice to the Purchaser.

      Section 4.13  Inspections.

      The Company shall inspect the Mortgaged Property as often as deemed necessary by the Company to assure itself that the value of the Mortgaged
Property is being preserved. In addition, if any Mortgage Loan is more than sixty (60) days delinquent, the Company immediately shall inspect the Mortgaged
Property and shall conduct subsequent inspections in accordance with Accepted
Servicing Practices or as may be required by the primary mortgage guaranty insurer. The Company shall keep a written report of each such inspection.

      Section 4.14  Restoration of Mortgaged Property.

      The Company need not obtain the approval of the Purchaser prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be
applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted Servicing Practices. At a minimum, the Company shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

                                       46

            (a)   the Company shall receive satisfactory independent
      verification of completion of repairs and issuance of any required approvals with respect thereto;

            (b)   the Company shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics' and materialmen's liens;

            (c)   the Company shall verify that the Mortgage Loan is not in
      default; and

            (d)   pending repairs or restoration, the Company shall place the
      Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

If the Purchaser is named as an additional loss payee, the Company is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Purchaser.

      Section 4.15  Maintenance of PMI and LPMI Policy; Claims.

            (a)   With respect to each Mortgage Loan with a LTV in excess of
      80%, the Company shall:

                  (i)   with respect to Mortgage Loans which are not LPMI Loans,
            in accordance with state and federal laws and without any cost to the Purchaser, maintain or cause the Mortgagor to maintain in full force and effect a PMI Policy insuring that portion of the Mortgage
            Loan in excess of 75% (or such other percentage as stated in the related Trade Confirmation) of value, and shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, until the LTV of such Mortgage Loan is reduced to 80%. In the event that such PMI Policy shall be terminated, the Company shall obtain from another Qualified Insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated
            PMI Policy, at substantially the same fee level. If the insurer shall cease to be a Qualified Insurer, the Company shall determine whether recoveries under the PMI Policy are jeopardized for reasons related to the financial condition of such insurer, it being understood that the Company shall in no event have any
            responsibility or liability for any failure to recover under the PMI
            Policy for such reason. If the Company determines that recoveries are so jeopardized, it shall notify the Purchaser and the Mortgagor, if required, and obtain from another Qualified Insurer a replacement insurance policy. The Company shall not take any action which would result in noncoverage under any applicable PMI Policy of any loss which, but for the actions of the Company would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section
            4.01, the Company shall promptly notify the insurer under the related PMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such PMI Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such PMI Policy. If such PMI Policy is terminated as a result of such assumption or substitution of liability, the Company shall obtain a replacement
            PMI Policy as provided above.

                                       47

                  (ii)  with respect to LPMI Loans, maintain in full force and effect an LPMI Policy insuring that portion of the Mortgage Loan in excess of 75% (or such other percentage as stated in the related
            Trade Confirmation) of value, and from time to time, withdraw the
            LPMI Fee with respect to such LPMI Loan from the Custodial Account in order to pay the premium thereon on a timely basis, for the term of such Mortgage Loan. In the event that the interest payments made with respect to any LPMI Loan are less than the LPMI Fee, the
            Company shall advance from its own funds the amount of any such shortfall in the LPMI Fee, in payment of the premium on the related
            LPMI Policy. Any such advance shall be a Servicing Advance subject to reimbursement pursuant to the provisions on Section 2.05. In the event that such LPMI Policy shall be terminated, the Company shall obtain from another Qualified Insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated LPMI Policy, at substantially the same fee level. If the insurer shall cease to be a Qualified Insurer, the Company shall determine whether recoveries under the LPMI Policy are jeopardized for reasons related to the financial condition of such insurer, it being understood that the Company shall in no event have any responsibility or liability for any failure to recover under the
            LPMI Policy for such reason. If the Company determines that recoveries are so jeopardized, it shall notify the Purchaser and the
            Mortgagor, if required, and obtain from another Qualified Insurer a replacement insurance policy. The Company shall not take any action which would result in noncoverage under any applicable LPMI Policy of any loss which, but for the actions of the Company would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 6.01, the Company shall promptly notify the insurer under the related LPMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such LPMI Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such PMI Policy. If such LPMI Policy is terminated as a result of such assumption or substitution of liability, the Company shall obtain a replacement
            LPMI Policy as provided above.

            (b)   In connection with its activities as servicer, the Company agrees to prepare and present, on behalf of itself and the Purchaser, claims to the insurer under any PMI Policy or LPMI Policy in a timely fashion in accordance with the terms of such PMI Policy or LPMI Policy and, in this regard, to take such action as shall be necessary to permit recovery under any PMI Policy or LPMI Policy respecting a defaulted
      Mortgage Loan. Pursuant to Section 4.04, any amounts collected by the
      Company under any PMI Policy or LPMI Policy shall be deposited in the
      Custodial Account, subject to withdrawal pursuant to Section 4.05.

            (c)   Purchaser, in its sole discretion, at any time, may (i) either obtain an additional PMI Policy on any Mortgage Loan which already has a
      PMI Policy in place, or (ii) obtain a PMI Policy for any Mortgage Loan which does not already have a PMI Policy in place. In any event, the
      Company agrees to administer such PMI Policies in accordance with the provisions of this Agreement or any Reconstitution Agreement.

                                       48

      Section 4.16  Title, Management and Disposition of REO Property.

      In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Purchaser, or in the event the Purchaser is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Company from any attorney duly licensed to practice law in the state where the REO Property is located.
The Person or Persons holding such title other than the Purchaser shall acknowledge in writing that such title is being held as nominee for the
Purchaser.

      The Company shall manage, conserve, protect and operate each REO Property for the Purchaser solely for the purpose of its prompt disposition and sale.
However, the Purchaser shall have the option to manage and operate the REO
Property provided the Purchaser gives written notice of its intention to do so within thirty (30) days after such REO Property is acquired in foreclosure or by deed in lieu of foreclosure. The election by the Purchaser to manage the REO
Property shall not constitute a termination of any rights of the Company pursuant to Section 11.02. If the Purchaser does not elect to manage and operate the REO Property, the Company, either itself or through an agent selected by the
Company, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Company shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Company deems to be in the best interest of the Purchaser and if a real estate mortgage investment conduit within the meaning of Section 860D of the
Code (a "REMIC") election is or is to be made with respect to the arrangement under which any Mortgage Loan and any REO Property are held, the Company shall service each such Mortgage Loan and REO Property in a manner which does not cause the REMIC to fail to qualify as a REMIC or result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined in Section 860F(a)(2) of the Code, the tax on
"contributions" to a REMIC set forth in Section 860G(d) of the Code and the tax on "net income from foreclosure property" as set forth in Section 860G(c) of the
Code).

      The Company shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within one year after title has been taken to such REO Property, unless the Company determines, and gives an appropriate notice to the Purchaser to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than one year (but in no event in excess of three (3) years) is permitted under the foregoing sentence and is necessary to sell any REO
Property, the Company shall report monthly to the Purchaser as to the progress being made in selling such REO Property.

      The Company shall also maintain on each REO Property fire and hazard insurance with extended coverage in amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood
Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

                                       49

      The disposition of REO Property shall be carried out by the Company at such price, and upon such terms and conditions, as the Company deems to be in the best interests of the Purchaser. The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account. As soon as practical thereafter the expenses of such sale shall be paid and the Company shall reimburse itself for any related unreimbursed Servicing Advances, unpaid
Servicing Fees and unreimbursed advances made pursuant to Section 5.03, and on the Remittance Date immediately following the Principal Prepayment Period in which such sale proceeds are received the net cash proceeds of such sale remaining in the Custodial Account shall be distributed to the Purchaser.

      The Company shall withdraw the Custodial Account funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section 4.10 and the fees of any managing agent of the Company, a Subservicer, or the Company itself. The
REO management fee shall be an amount that is reasonable and customary in the area where the Mortgaged Property is located. The Company shall make monthly distributions on each Remittance Date to the Purchaser of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in the Section 4.16 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

      Notwithstanding the foregoing, at any time and from time to time, the
Purchaser may at its election terminate this Agreement with respect to one or more REO Properties as provided by Section 11.02.

      Section 4.17  Real Estate Owned Reports.

      Together with the statement furnished pursuant to Section 5.02, the
Company shall furnish to the Purchaser on or before the Remittance Date each month a statement with respect to any REO Property covering the operation of such REO Property for the previous month and the Company's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month. That statement shall be accompanied by such other information as the Purchaser shall reasonably request.

      Section 4.18  Liquidation Reports.

      Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Company pursuant to a deed in lieu of foreclosure, the Company shall submit to the Purchaser a liquidation report with respect to such
Mortgaged Property.

      Section 4.19  Reports and Returns to be Filed by the Company.

      The Company shall file information reports with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the Code. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

                                       50

      Section 4.20  Notification of Adjustments.

      On each Adjustment Date, the Company shall make interest rate adjustments for each Mortgage Loan in compliance with the requirements of the related
Mortgage and Mortgage Note. The Company shall execute and deliver the notices required by each Mortgage and Mortgage Note regarding interest rate adjustments.
The Company also shall provide timely notification to the Purchaser of all applicable data and information regarding such interest rate adjustments and the
Company's methods of implementing such interest rate adjustments. Upon the discovery by the Company or the Purchaser that the Company has failed to adjust a Mortgage Interest Rate or a Monthly Payment pursuant to the terms of the related Mortgage Note and Mortgage, the Company shall immediately deposit in the
Custodial Account from its own funds the amount of any interest loss caused thereby without reimbursement therefor.

      Section 4.21  Transfer of Servicing.

      On the related Transfer Date, if any, the Purchaser, or its designee, shall assume all servicing responsibilities related to, and the Company cease all servicing responsibilities related to, the related Mortgage Loans subject to such Transfer Date. On or prior to the related Transfer Date, the Company shall, at its sole cost and expense, take such steps as may be necessary or appropriate to effectuate and evidence the transfer of the servicing of the related Mortgage
Loans to the Purchaser, or its designee, including but not limited to the following:

            (a)   Notice to Mortgagors. The Company shall mail to the Mortgagor of each related Mortgage Loan a letter advising such Mortgagor of the transfer of the servicing of the related Mortgage Loan to the Purchaser, or its designee, in accordance with the Cranston Gonzales National
      Affordable Housing Act of 1990; provided, however, the content and format of the letter shall have the prior approval of the Purchaser. The Company shall provide the Purchaser with copies of all such related notices no later than the related Transfer Date.

            (b)   Notice to Taxing Authorities and Insurance Companies. The
      Company transmit to the applicable taxing authorities and insurance companies (including primary mortgage insurance policy insurers, if applicable) and/or agents, notification of the transfer of the servicing to the Purchaser, or its designee, and instructions to deliver all notices, tax bills and insurance statements, as the case may be, to the
      Purchaser from and after the related Transfer Date. The Company shall provide the Purchaser with copies of all such notices no later than the related Transfer Date.

            (c)   Delivery of Servicing Records. The Company shall forward to the Purchaser, or its designee, all servicing records and the Servicing
      File in the Company's possession relating to each related Mortgage Loan.

            (d)   Escrow Payments. The Company shall provide the Purchaser, or its designee, with immediately available funds by wire transfer in the amount of the net Escrow Payments and suspense balances and all loss draft balances associated with the related Mortgage Loans. The Company shall provide the Purchaser with an accounting statement, in electronic format acceptable to the Purchaser in its sole discretion, of

                                       51

      Escrow Payments and suspense balances and loss draft balances sufficient to enable the Purchaser to reconcile the amount of such payment with the accounts of the Mortgage Loans. Additionally, the Company shall wire transfer to the Purchaser the amount of any agency, trustee or prepaid
      Mortgage Loan payments and all other similar amounts held by the Company.

            (e)   Payoffs and Assumptions. The Company shall provide to the
      Purchaser, or its designee, copies of all assumption and payoff statements generated by the Company on the related Mortgage Loans from the related
      Cut-off Date to the related Transfer Date.

            (f)   Mortgage Payments Received Prior to Transfer Date. Prior to
      the related Transfer Date, all payments received by the Company on each related Mortgage Loan shall be properly applied by the Company to the account of the particular Mortgagor.

            (g)   Mortgage Payments Received after Transfer Date. The amount of any related Monthly Payments received by the Company after the related
      Transfer Date shall be forwarded to the Purchaser by overnight mail on the date of receipt. The Company shall notify the Purchaser of the particulars of the payment, which notification requirement shall be satisfied if the
      Company forwards with its payment sufficient information to permit appropriate processing of the payment by the Purchaser. The Company shall assume full responsibility for the necessary and appropriate legal application of such Monthly Payments received by the Company after the related Transfer Date with respect to related Mortgage Loans then in foreclosure or bankruptcy; provided, for purposes of this Agreement, necessary and appropriate legal application of such Monthly Payments shall include, but not be limited to, endorsement of a Monthly Payment to the
      Purchaser with the particulars of the payment such as the account number, dollar amount, date received and any special Mortgagor application instructions and the Company shall comply with the foregoing requirements with respect to all Monthly Payments received by the Company after the related Transfer Date.

            (h)   Misapplied Payments. Misapplied payments shall be processed as follows:

                  (i)   All parties shall cooperate in correcting misapplication
            errors;

                  (ii)  The party receiving notice of a misapplied payment
            occurring prior to the related Transfer Date and discovered after such Transfer Date shall immediately notify the other party;

                  (iii) If a misapplied payment which occurred prior to the
            related Transfer Date cannot be identified and said misapplied payment has resulted in a shortage in a Custodial Account or Escrow
            Account, the Company shall be liable for the amount of such shortage. The Company shall reimburse the Purchaser for the amount of such shortage within thirty (30) days after receipt of written demand therefor from the Purchaser;

                  (iv)  If a misapplied payment which occurred prior to the
            related Transfer Date has created an improper Purchase Price as the result of an

                                       52

            inaccurate outstanding principal balance, a check shall be issued to the party shorted by the improper payment application within five
            (5) Business Days after notice thereof by the other party; and

                  (v)   Any check issued under the provisions of this Section
            4.21(h) shall be accompanied by a statement indicating the corresponding Company and/or the Purchaser Mortgage Loan
            identification number and an explanation of the allocation of any such payments.

            (i)   Books and Records. On the related Transfer Date, the books, records and accounts of the Company with respect to the related Mortgage
      Loans shall be in accordance with all applicable Purchaser requirements.

            (j)   Reconciliation. The Company shall, on or before the related
      Transfer Date, reconcile principal balances and make any monetary adjustments required by the Purchaser. Any such monetary adjustments will be transferred between the Company and the Purchaser as appropriate.

            (k)   IRS Forms. The Company shall or shall file all IRS forms 1099,
      1099A, 1098 or 1041 and K-1 which are required to be filed on or before the related Transfer Date in relation to the servicing and ownership of the related Mortgage Loans. The Company shall provide copies of such forms to the Purchaser upon request and shall reimburse the Purchaser for any costs or penalties incurred by the Purchaser due to the Company's failure to comply with this paragraph.

                                    ARTICLE V

                              PAYMENTS TO PURCHASER

      Section 5.01  Remittances.

      On each Remittance Date the Company shall remit by wire transfer of immediately available funds to the Purchaser (a) all amounts deposited in the
Custodial Account as of the close of business on the Determination Date (net of charges against or withdrawals from the Custodial Account pursuant to Section
4.05), plus (b) all amounts, if any, which the Company is obligated to distribute pursuant to Section 5.03, minus (c) any amounts attributable to
Principal Prepayments received after the applicable Principal Prepayment Period which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section 4.04(viii), and minus (d) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the first day of the month of the Remittance
Date, which amounts shall be remitted on the Remittance Date next succeeding the
Due Period for such amounts.

      With respect to any remittance received by the Purchaser after the second
Business Day following the Business Day on which such payment was due, the
Company shall pay to the Purchaser interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus three (3) percentage points, but in no event greater than the

                                       53

maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Company on the date such late payment is made and shall cover the period commencing with the day following such second Business
Day and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Company of any such interest shall not be deemed an extension of time for payment or a waiver of any
Event of Default by the Company.

      Section 5.02  Statements to Purchaser.

      Not later than the first (1st) Business Day of each month, the Company shall furnish to the Purchaser, with respect to the preceding month, a monthly collection report, a monthly paid in full report that summarizes Mortgage Loans paid in full during the Due Period and a monthly trial balance report that provides a trial balance as of the last day of the month preceding such
Remittance Date in electronic format agreed upon by the Company and the
Purchaser.

      Not later than the fifth (5th) Business Day of each month, the Company shall furnish to the Purchaser a delinquency report and a Monthly Remittance
Advice, including the information set forth in Exhibit E, in both a physical form and a mutually agreeable electronic format as to the remittance on such
Remittance Date and as to the period ending on the last day of the month preceding such Remittance Date.

      In addition, the Company shall provide each Purchaser with such information as any Purchaser may reasonably request from time to time concerning the Mortgage Loans as is necessary for such Purchaser to prepare its federal income tax return and any and all other tax returns, information statements or other filings required to be delivered to any governmental taxing authority or to any Purchaser pursuant to any applicable law with respect to the Mortgage
Loans and the transactions contemplated hereby.

      Section 5.03  Monthly Advances by Company.

      On the Business Day immediately preceding each Remittance Date, the
Company shall deposit in the Custodial Account from its own funds an amount equal to all Monthly Payments (with interest adjusted to the Mortgage Loan
Remittance Rate) which were due on the Mortgage Loans during the applicable Due
Period and which were delinquent at the close of business on the immediately preceding Determination Date or which were deferred pursuant to Section 4.01.
The Company's obligation to make such Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the last Remittance Date prior to the
Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds)
with respect to the Mortgage Loan.

      Section 5.04  Automated Servicing Systems.

      The Company shall set up, format, maintain and transmit to the Purchaser the Company's mortgage servicer file and other electronic data storage and transmission systems related to the Mortgage Loans (collectively, the "Servicing
Systems") in accordance with the guidelines and requirements set forth in
Exhibit F attached hereto (the "Servicer Requirements"), and the

                                       54

Company shall cooperate with Purchaser to receive data from the Purchaser that is to be incorporated in the Servicing Systems in accordance with the System
Requirements.

                                   ARTICLE VI

                          GENERAL SERVICING PROCEDURES

      Section 6.01  Transfers of Mortgaged Property.

      The Company shall use its best efforts to enforce any "due-on-sale"
provision contained in any Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the
Mortgagor remains liable on the Mortgage and the Mortgage Note. When the
Mortgaged Property has been conveyed by the Mortgagor, the Company shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause applicable thereto, provided, however, that the Company shall not exercise such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related PMI or LPMI Policy, if any.

      If the Company reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Company shall enter into (i) an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage
Note and the original Mortgagor remains liable thereon or (ii) in the event the
Company is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note and the Company has the prior consent of the primary mortgage guaranty insurer, a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original
Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note. The
Company shall notify the Purchaser that any such substitution of liability or assumption agreement has been completed by forwarding to the Purchaser the original of any such substitution of liability or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. If an assumption fee is collected by the Company for entering into an assumption agreement, such fee will be retained by the Company as additional servicing compensation. In connection with any such assumption, neither the Mortgage Interest Rate borne by the related Mortgage Note, the term of the Mortgage Loan nor the outstanding principal amount of the Mortgage Loan shall be changed.

      To the extent that any Mortgage Loan is assumable, the Company shall inquire diligently into the creditworthiness of the proposed transferee, and shall use the underwriting criteria for approving the credit of the proposed transferee which are used by Fannie Mae with respect to underwriting mortgage loans of the same type as the Mortgage Loan. If the credit of the proposed transferee does not meet such underwriting criteria, the Company diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.

                                       55

      Section 6.02  Satisfaction of Mortgages and Release of Mortgage Files.

      Upon the payment in full of any Mortgage Loan, or the receipt by the
Company of a notification that payment in full will be escrowed in a manner customary for such purposes, the Company shall notify the Purchaser in the
Monthly Remittance Advice as provided in Section 5.02, and may request the release of any related Mortgage Loan Documents. In connection with any such prepayment in full, the Company shall comply with all applicable laws regarding satisfaction, release or reconveyance with respect to the related Mortgage.

      If the Company satisfies or releases a Mortgage without first having obtained payment in full of the indebtedness secured by such Mortgage or should the Company otherwise prejudice any rights the Purchaser may have under the mortgage instruments, upon written demand of the Purchaser, the Company shall repurchase the related Mortgage Loan at the Repurchase Price by deposit thereof in the Custodial Account within two (2) Business Days of receipt of such demand by the Purchaser. The Company shall maintain the Fidelity Bond and Errors and
Omissions Insurance Policy as provided for in Section 4.12 insuring the Company against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

      Section 6.03  Servicing Compensation.

      As compensation for its services hereunder, the Company shall be entitled to withdraw from the Custodial Account or to retain from interest payments on the Mortgage Loans the amount of its Servicing Fee. The Servicing Fee shall be payable monthly and shall be computed on the basis of the same unpaid principal balance and for the period respecting which any related interest payment on a
Mortgage Loan is computed. The Servicing Fee shall be payable only at the time of and with respect to those Mortgage Loans for which payment is in fact made of the entire amount of the Monthly Payment. The obligation of the Purchaser to pay the Servicing Fee is limited to, and payable solely from, the interest portion of such Monthly Payments collected by the Company.

      Additional servicing compensation in the form of assumption fees and
Ancillary Income shall be retained by the Company to the extent not required to be deposited in the Custodial Account. The Company shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

      Section 6.04  Annual Statement as to Compliance.

      The Company shall deliver to the Purchaser, not later than the earlier of
March 15 of each year or the fifteenth (15th) day prior to the date the
Purchaser is required to make its annual report to the Securities and Exchange
Commission (in each case, if such day is not a Business Day, the next succeeding
Business Day), an Officer's Certificate, stating that (i) a review of the activities of the Company during the preceding calendar year and of performance under this Agreement has been made under such officer's supervision, and (ii)
the Company has complied fully with the provisions of this Agreement, and (iii)
to the best of such officer's knowledge, based on such review, the Company has fulfilled all its obligations under this Agreement

                                       56

throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by the Company to cure such default.

      Section 6.05  Annual Independent Public Accountants' Servicing Report.

      Beginning in 2004, not later than the earlier of March 15 of each year or the fifteenth (15th) day prior to the date the Purchaser is required to make its annual report to the Securities and Exchange Commission (in each case, if such day is not a Business Day, the next succeeding Business Day), the Company, at its expense, shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to each Purchaser to the effect that such firm has examined certain documents and records relating to the servicing of the Mortgage Loans and this
Agreement and that such firm is of the opinion that the provisions of this
Agreement have been complied with, and that, on the basis of such examination conducted substantially in compliance with the Single Attestation Program for
Mortgage Bankers, nothing has come to their attention which would indicate that such servicing has not been conducted in compliance therewith, except for (i)
such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement.

      Section 6.06  Right to Examine Company Records.

      The Purchaser shall have the right to examine and audit any and all of the books, records, or other information of the Company, whether held by the Company or by another on its behalf, with respect to or concerning this Agreement or the
Mortgage Loans, during business hours or at such other times as may be reasonable under applicable circumstances, upon reasonable advance notice.

      Section 6.07  Credit Reporting.

      The Company agrees to fully furnish, in accordance with the Fair Credit
Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to
Equifax, Experian, and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis.

      Section 6.08  Access to Certain Documentation.

      The Company shall provide to the OCC and other comparable regulatory authorities supervising the Purchaser access to the documentation regarding the
Mortgage Loans serviced by the Company required by applicable laws and regulations. Such access shall be afforded without charge, but only upon reasonable request and during normal business hours at the offices of the
Company. In addition, access to the documentation will be provided to the
Purchaser and any Person identified to the Company by the Purchaser without charge, upon reasonable request during normal business hours at the offices of the Company.

                                       57

      Section 6.09  Disaster Recovery/Business Continuity Plan.

      The Company shall establish and maintain contingency plans, recovery plans and proper risk controls to ensure the Company's continued performance under this Agreement. The plans shall include, but not be limited to, testing, control functions, accountability and corrective actions to be immediately implemented, if necessary. The Company agrees to make copies or summaries of the plans available to the Purchaser's regulators upon request.

      Section 6.10  Cooperation With Third-Party Service Providers

      The Company shall cooperate with the Purchaser in servicing the Mortgage
Loans in accordance with the usual and customary requirements of any credit enhancement, risk management and other service providers and shall otherwise cooperate with the Purchaser in connection with such third-party service providers and the provision of third-party services; provided, however, that such requirements are reasonably acceptable to the Company and pose no greater risk, obligation or expense to the Company than otherwise set forth in this
Agreement. Any additional costs and/or expenses will be paid by the requesting party.

                                   ARTICLE VII

                     AGENCY TRANSFER; PASS-THROUGH TRANSFER

      Section 7.01  Removal of Mortgage Loans from Inclusion Under this
                    Agreement Upon an Agency Transfer, Whole-Loan Transfer or a
                    Pass-Through Transfer on One or More Reconstitution Dates.

      The Purchaser and the Company agree that with respect to some or all of the Mortgage Loans, from time to time, but with respect to the Mortgage Loans in each Mortgage Loan Package the Purchaser shall:

                    (i)    Effect an Agency Transfer, and/or

                    (ii)   Effect a Whole Loan Transfer, and/or

                    (iii)  Effect a Pass-Through Transfer,

(each a "Sale") in each case retaining the Company as the servicer thereof, or as applicable the "seller/servicer." On the related Reconstitution Date, the
Mortgage Loans transferred shall cease to be covered by this Agreement.

      Unless otherwise agreed to between the Purchaser and the Company, the
Purchaser shall give the Company 10 days notice of any Sale. The Company shall cooperate with the Purchaser in connection with any Sale contemplated by the
Purchaser pursuant to this Section 7.01. In that connection, the Company shall
(a) execute any Reconstitution Agreement within a reasonable period of time after receipt of any Reconstitution Agreement which time shall be sufficient for the Company and Company's counsel to review such Reconstitution Agreement, but such time shall not exceed five (5) Business Days after such receipt, (b) make reasonable, accurate and appropriate representations and warranties regarding the Company and, if such Sale occurs

                                       58

within 12 months of the related Closing Date or such later period as specified in the related Trade Confirmation, the representations and warranties set forth in Section 3.02 of this Agreement with respect to the Mortgage Loans subject to the Sale, modified to the extent necessary to accurately reflect the pool statistics of the Mortgage Loans as of the date of such Sale and any events or circumstances existing subsequent to the related Closing Date(s), and (c)
provide to Fannie Mae, Freddie Mac, the trustee or a third party purchaser, as the case may be, subject to any Reconstitution Agreement and/or the Purchaser:
(i) any and all information and appropriate verification of information which may be reasonably available to the Company, whether through letters of its auditors and counsel or otherwise, as the Purchaser shall reasonably request;
and (ii) such additional representations, warranties, covenants, opinions of counsel, letters from auditors, and certificates of public officials or officers of the Company as are reasonably believed necessary by Fannie Mae, Freddie Mac, the trustee, such third party purchaser, any master servicer, any rating agency or the Purchaser, as the case may be, in connection with such transactions.

      The Company shall indemnify the Purchaser, each Affiliate designated by the Purchaser and each Person who controls the Purchaser or such Affiliate and hold each of them harmless from and against any losses, damages, liabilities, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that each of them may sustain in any way related to any false statements or omissions with respect to information provided by or on behalf of the Company regarding the Company, the
Company's servicing practices or performance, the Mortgage Loans or the
Underwriting Guidelines set forth in any offering document prepared in connection with any Reconstitution. If such indemnification is not available, the Company shall contribute to such losses, damages, liabilities, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses in proportion to the Company's relative benefit and fault, in which case relative benefit for the Company, and the persons related thereto, will be measured relative to the related Purchase
Price and the relative benefit of the Purchaser and the persons related thereto, will be measured relative to the underwriting discount received in connection with the Whole Loan Transfer and/or Securitization Transfer. But, in no event shall the Company be obligated to any greater extent under a Reconstitution
Agreement than it is under this Agreement. For purposes of this section,
"Purchaser" shall mean the Person then acting as the Purchaser under this
Agreement and any and all Persons who previously were "Purchasers" under this
Agreement.

      In the event the Purchaser has elected to have the Company hold record title to the Mortgages, prior to a Reconstitution Date the Company or its designee shall prepare an Assignment of Mortgage in blank from the Company, acceptable to Fannie Mae, Freddie Mac, the trustee or such third party, as the case may be, for each Mortgage Loan that is part of a Sale and shall pay all preparation and recording costs associated therewith. The Company shall execute each Assignment of Mortgage, track such Assignments of Mortgage to ensure they have been recorded and deliver them as required by Fannie Mae, Freddie Mac, the trustee or such third party, as the case may be, upon the Company's receipt thereof. Additionally, the Company shall prepare and execute, at the direction of the Purchaser, any note endorsements in connection with any and all
Reconstitution Agreements.

                                       59

      All Mortgage Loans not sold or transferred pursuant to a Sale and any
Mortgage Loans repurchased by the Purchaser pursuant to Section 7.02 hereof, shall be subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this
Agreement shall remain in full force and effect.

      Unless otherwise agreed to between the Company and the Purchaser, with respect to any Mortgage Loan Package, the Company will not be obligated to enter into any Reconstitution Agreement in connection with a Pass-Through Transfer or
Agency Transfer in excess of any express restrictions set forth in the related
Assignment and Conveyance and related Trade Confirmation.

      With respect to any Mortgage Loans sold in a Pass-Through Transfer where the Company is the servicer, the Company agrees that beginning in 2004, not later than the earlier of March 15 of each year or the fifteenth (15th) day prior to the date the Purchaser is required to make its annual report to the
Securities and Exchange Commission (in each case, if such day is not a Business
Day, the next succeeding Business Day), the Company shall deliver to the depositor and the trustee, and their officers, directors and affiliates, a certification in the form attached as Exhibit L hereto, executed by the senior officer in charge of servicing at the Company for use in connection with any
Form 10-K to be filed with the Securities and Exchange Commission with respect to the securitization trust. The obligation to provide such certification will terminate to the extent the securitization trust's obligation to file reports under the Securities Exchange Act of 1934, as amended, terminates. The Company shall indemnify and hold harmless the depositor, the trustee and their respective officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon any breach of the Company's obligations under this paragraph or the
Company's material misstatement or omission, bad faith or willful misconduct in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the indemnified party, then the Company agrees that it shall contribute to the amount paid or payable by the depositor and/or the trustee as a result of the losses, claims, damages or liabilities of the depositor and/or the trustee in such proportion as is appropriate to reflect the relative fault of the depositor or the trustee, as the case may be, on the one hand and the Company on the other in connection with a breach of the Company's obligations under this paragraph or the Company's negligence, bad faith or willful misconduct in connection therewith.

                                  ARTICLE VIII

                              COMPANY TO COOPERATE

      Section 8.01  Provision of Information.

      During the term of this Agreement, the Company shall furnish to the
Purchaser such periodic, special, or other reports or information and copies or originals of any documents contained in the Servicing File for each Mortgage
Loan, whether or not provided for herein, as shall be necessary, reasonable, or appropriate with respect to the Purchaser, any regulatory requirement pertaining to the Purchaser or the purposes of this Agreement. All such reports, documents or information shall be provided by and in accordance with all reasonable instructions

                                       60

and directions which the Purchaser may give. Any special reports or information delivered shall be at the Purchaser's expense.

      The Company shall execute and deliver all such instruments and take all such action as the Purchaser may reasonably request from time to time, in order to effectuate the purposes and to carry out the terms of this Agreement.

      Section 8.02  Financial Statements; Servicing Facility.

      In connection with marketing the Mortgage Loans, the Purchaser may make available to a prospective Purchaser a Consolidated Statement of Operations of
the Company for the most recently completed five (5) fiscal years for which such a statement is available, as well as a Consolidated Statement of Condition at the end of the last two (2) fiscal years covered by such Consolidated Statement of Operations. Purchaser shall not make such statement available to any prospective Purchaser unless such prospective Purchaser has signed a confidentiality agreement with respect to the information provided with respect to Company unless already publicly available. The Company also shall make available any comparable interim statements to the extent any such statements have been prepared by or on behalf of the Company (and are available upon request to members or stockholders of the Company or to the public at large). If it has not already done so, the Company shall furnish promptly to the Purchaser copies of the statement specified above.

      The Company also shall make available to Purchaser or prospective
Purchaser a knowledgeable financial or accounting officer for the purpose of answering questions respecting recent developments affecting the Company or the financial statements of the Company, and to permit any prospective Purchaser to inspect the Company's servicing facilities or those of any Subservicer for the purpose of satisfying such prospective Purchaser that the Company and any
Subservicer have the ability to service the Mortgage Loans as provided in this
Agreement.

                                   ARTICLE IX

                                   THE COMPANY

      Section 9.01  Indemnification; Third Party Claims.

            (a)     Breaches of Representations and Warranties. The Company
      agrees to indemnify the Purchaser and successor servicer and each of their present and former officers, directors, representatives, agents and
      Affiliates, and any successor servicer and hold them harmless from and against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to any assertion based on, grounded upon resulting from a Breach of any of the
      Company's representations, warranties and covenants contained herein. The
      Company shall immediately notify the Purchaser if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume
      (with the consent of the Purchaser and with counsel reasonably satisfactory to the Purchaser) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree

                                       61

      which may be entered against it or the Purchaser in respect of such claim but failure to so notify the Purchaser shall not limit its obligations hereunder. The Company agrees that it will not enter into any settlement of any such claim without the consent of the Purchaser unless such settlement includes an unconditional release of the Purchaser from all liability that is the subject matter of such claim. In addition to the obligations of the Company set forth in this Section 9.01(a), the
      Purchaser may pursue any and all remedies otherwise available at law or in equity, including, but not limited to, the right to seek damages. The provisions of this Section 9.01(a) shall survive termination of this
      Agreement.

      It is understood and agreed that the obligations of the Company set forth in Sections 3.03 and 9.01(a) to cure, substitute for or repurchase a defective
Mortgage Loan and to indemnify the Purchaser constitute the sole remedies of the
Purchaser respecting a Breach of the representations and warranties set forth in
Section 3.01 and 3.02.

            (b)     Servicing. The Company shall indemnify the Purchaser and
      successor servicer and each of their present and former officers, directors, representatives, agents and Affiliates, and any successor servicer and hold them harmless against any and all claims, losses, damages, penalties, fines, and forfeitures, including, but not limited to reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to the failure of the Company to (a) perform its duties, obligations, covenants, agreements, warranties or representations contained in this agreement or service the Mortgage Loans in strict compliance with the terms of this Agreement or any Reconstitution
      Agreement entered into pursuant to Section 7.01, and/or (b) comply with applicable law. The Company immediately shall notify the Purchaser if a claim is made by a third party with respect to this Agreement or any
      Reconstitution Agreement or the Mortgage Loans, shall promptly notify
      Fannie Mae, Freddie Mac, or the trustee with respect to any claim made by a third party with respect to any Reconstitution Agreement, assume (with the prior written consent of the Purchaser) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Purchaser in respect of such claim. The Company shall follow any written instructions received from the Purchaser in connection with such claim. The Purchaser promptly shall reimburse the
      Company for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the Company's indemnification pursuant to Section 3.03, or the failure of the Company to
      (a) service and administer the Mortgage Loans in strict compliance with the terms of this Agreement or any Reconstitution Agreement, and/or (b)
      comply with applicable law.

      For purposes of this Section 9.01, "Purchaser" shall mean the Person then acting as the Purchaser under this Agreement and any and all Persons who previously were Purchasers under this Agreement.

                                       62

      Section 9.02  Merger or Consolidation of the Company.

      The Company shall keep in full effect its existence, rights and franchises as a corporation, and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

      Any person into which the Company may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the
Company shall be a party, or any Person succeeding to the business of the
Company, shall be the successor of the Company hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided, however, that in the event that such successor servicer is not acceptable to the Purchaser in its sole discretion, the Purchaser shall have the right to terminate the successor servicer's rights under this servicing agreement without payment of any Termination Fee.

      Section 9.03  Limitation on Liability of Company and Others.

      Neither the Company nor any of the directors, officers, employees or agents of the Company shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment, provided, however, that this provision shall not protect the Company or any such person against any
Breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this
Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. Nothing in this provision shall protect the Company against any liability that would otherwise be imposed by reason of the willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of the obligations or duties hereunder. The Company and any director, officer, employee or agent of the
Company may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.
The Company shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage
Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability, provided, however, that the Company may, with the consent of the Purchaser, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the Company shall be entitled to reimbursement from the Purchaser of the reasonable legal expenses and costs of such action except when such expenses and costs are subject to the Company's indemnification under this Agreement.

      Section 9.04  Limitation on Resignation and Assignment by Company.

      The Purchaser has entered into this Agreement with the Company and subsequent Purchasers will purchase the Mortgage Loans in reliance upon the independent status of the Company, and the representations as to the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance

                                       63

thereof. Therefore, the Company shall neither assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion hereof (to other than a Subservicer) or sell or otherwise dispose of all or substantially all of its property or assets without the prior written consent of the Purchaser, which consent shall not be unreasonably withheld.

      The Company shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Company and the Purchaser or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Company. Any such determination permitting the resignation of the Company shall be evidenced by an
Opinion of Counsel to such effect delivered to the Purchaser which Opinion of
Counsel shall be in form and substance acceptable to the Purchaser. No such resignation shall become effective until a successor shall have assumed the
Company's responsibilities and obligations hereunder in the manner provided in
Section 12.01.

      Without in any way limiting the generality of this Section 9.04, in the event that the Company either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof (to other than a Subservicer) or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written consent of the Purchaser, then the Purchaser shall have the right to terminate this
Agreement upon notice given as set forth in Section 10.01, without any payment of any penalty or damages and without any liability whatsoever to the Company or any third party.

                                    ARTICLE X

                                     DEFAULT

      Section 10.01  Events of Default.

      Each of the following shall constitute an Event of Default on the part of the Company:

                  (i)    any failure by the Company to remit to the Purchaser
            any payment required to be made under the terms of this Agreement which continues unremedied for a period of two (2) days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the
            Purchaser; or

                  (ii)   failure by the Company duly to observe or perform in
            any material respect any other of the covenants, obligations or agreements on the part of the Company set forth in this Agreement which continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the
            Purchaser; or

                  (iii)  failure by the Company to maintain its license to do business in any jurisdiction where the Mortgage Property is located;
            or

                  (iv)   a decree or order of a court or agency or supervisory
            authority having jurisdiction for the appointment of a conservator or receiver or liquidator

                                       64

            in any insolvency, readjustment of debt, including bankruptcy, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Company and such decree or order shall have remained in force undischarged or unstayed for a period of sixty
            (60) days; or

                  (v)    the Company shall consent to the appointment of a
            conservator or receiver or liquidator in any insolvency,
            readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Company or of or relating to all or substantially all of its property; or

                  (vi)   the Company shall admit in writing its inability to pay
            its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or cease its normal business operations for three (3) Business Days; or

                  (vii)  the Company ceases to meet the qualifications of a
            Fannie Mae lender; or

                  (viii) the Company fails to maintain a minimum net worth of
            $25,000,000; or

                  (ix)   the Company attempts to assign its right to servicing
            compensation hereunder or the Company attempts, without the consent of the Purchaser, to sell or otherwise dispose of all or
            substantially all of its property or assets or to assign this
            Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof (to other than a
            Subservicer) in violation of Section 9.04.

      If the Company obtains knowledge of an Event of Default, the Company promptly shall notify the Purchaser. In each and every such case, so long as an
Event of Default shall not have been remedied, in addition to whatsoever rights the Purchaser may have at law or equity to damages, including injunctive relief and specific performance, the Purchaser, by notice in writing to the Company, may terminate all the rights and obligations of the Company under this Agreement and in and to the Mortgage Loans and the proceeds thereof.

      Upon receipt by the Company of such written notice, all authority and power of the Company under this Agreement, whether with respect to the Mortgage
Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 12.01. Upon written request from any Purchaser, the Company shall prepare, execute and deliver to the successor entity designated by the
Purchaser any and all documents and other instruments, place in such successor's possession all Mortgage Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the Company's sole expense. The Company shall cooperate with the Purchaser and such successor in effecting the termination of the Company's responsibilities and rights

                                       65

hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Company to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

      Section 10.02  Waiver of Defaults.

      By a written notice, the Purchaser may waive any default by the Company in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Event of
Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

                                   ARTICLE XI

                                   TERMINATION

      Section 11.01  Termination.

      This Agreement shall terminate upon either: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last
Mortgage Loan or the disposition of any REO Property with respect to the last
Mortgage Loan and the remittance of all funds due hereunder; or (ii) mutual consent of the Company and the Purchaser in writing. Upon written request from the Purchaser in connection with any such termination, the Company shall prepare, execute and deliver, any and all documents and other instruments, place in the Purchaser's possession all Mortgage Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Company's sole expense. The Company agrees to cooperate with the Purchaser and such successor in effecting the termination of the Company's responsibilities and rights hereunder as servicer, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Company to the Custodial Account or Escrow Account or
thereafter received with respect to the Mortgage Loans.

      Section 11.02  Termination Without Cause.

      The Purchaser may terminate, at its sole option, any rights the Company may have hereunder, without cause, upon sixty (60) days notice or as provided in this Section 11.02. Any such notice of termination shall be in writing and delivered to the Company by registered mail as provided in Section 12.05. The
Purchaser and the Servicer shall comply with the termination procedures set forth in Section 12.01 hereof.

      In the event the Purchaser terminates the Company without cause with respect to some or all of the Mortgage Loans, the Company shall be entitled to receive, as liquidated damages, upon the transfer of the servicing rights, an amount equal to the fair market value of such servicing rights based on the aggregate outstanding principal amount of the Mortgage Loans as of the termination date, plus all reasonable costs and expenses incurred by the Company in managing the transfer of the servicing. The fair market value of the servicing rights shall be determined

                                       66

based on the average of three bids made by experienced evaluators unaffiliated to the Purchaser and the Company and chosen as follows: one by the Purchaser, one by the Company and one by mutual agreement.

      Notwithstanding and in addition to the foregoing, in the event that (i) a
Mortgage Loan becomes delinquent for a period of ninety-one (91) days or more (a
"Delinquent Mortgage Loan") or (ii) a Mortgage Loan becomes an REO Property, the
Purchaser may at its election terminate this Agreement with respect to such
Delinquent Mortgage Loan or REO Property without payment of a termination fee therefor, upon fifteen (15) days' written notice to the Company, provided, that upon termination of the Agreement with respect to such Delinquent Mortgage Loan or REO Property, the Purchaser shall reimburse the Company for all outstanding
Servicing Advances or Servicing Fees.

                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS

      Section 12.01  Successor to Company.

      Prior to termination of the Company's responsibilities and duties under this Agreement pursuant to Sections 9.04, 10.01, 11.01 (ii) or pursuant to
Section 11.02 after the 90-day period has expired, the Purchaser shall, (i)
succeed to and assume all of the Company's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor having the characteristics set forth in clauses (i) through (iii) of Section 9.02 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Company under this Agreement prior to the termination of
Company's responsibilities, duties and liabilities under this Agreement. In connection with such appointment and assumption, the Purchaser may make such arrangements for the compensation of such successor out of payments on Mortgage
Loans as it and such successor shall agree. In the event that the Company's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Company shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this
Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Company pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 12.01 and shall in no event relieve the Company of the representations and warranties made pursuant to Sections 3.01 and 3.02 and the remedies available to the
Purchaser under Sections 3.03 and 3.05, it being understood and agreed that the provisions of such Sections 3.01, 3.02, 3.03, and 3.05 shall be applicable to the Company notwithstanding any such sale, assignment, resignation or termination of the Company, or the termination of this Agreement.

      Any successor appointed as provided herein shall execute, acknowledge and deliver to the Company and to the Purchaser an instrument accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section 3.01, except for subsections (f), (h), (i) and (l) thereof, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Company, with

                                       67

like effect as if originally named as a party to this Agreement. Any termination or resignation of the Company or termination of this Agreement pursuant to
Section 9.04, 10.01, 11.01 or 11.02 shall not affect any claims that any
Purchaser may have against the Company arising out of the Company's actions or failure to act prior to any such termination or resignation.

      The Company shall deliver promptly to the successor servicer the Funds in the Custodial Account and Escrow Account and all Mortgage Files and related documents and statements held by it hereunder and the Company shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Company.

      Unless the Company is terminated pursuant to Section 11.02, the Purchaser shall be entitled to be reimbursed from the Company for all costs associated with the transfer of servicing, including, without limitation, any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Purchaser to correct any errors or insufficiencies in the servicing data or otherwise to enable the Purchaser to service the Mortgage Loans properly and effectively.

      Upon a successor's acceptance of appointment as such, the Company shall notify by mail the Purchaser of such appointment in accordance with the procedures set forth in Section 12.05.

      Section 12.02  Amendment.

      This Agreement may be amended from time to time by the Company and the
Purchaser by written agreement signed by the Company and the Purchaser.

      Section 12.03  Governing Law; Jurisdiction; Consent to Service of Process.

      THIS AGREEMENT SHALL BE DEEMED IN EFFECT WHEN A FULLY EXECUTED COUNTERPART
THEREOF IS RECEIVED BY THE PURCHASER IN THE STATE OF NEW YORK AND SHALL BE
DEEMED TO HAVE BEEN MADE IN THE STATE OF NEW YORK. THIS AGREEMENT SHALL BE
GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO
ITS CHOICE OF LAW RULES AND PRINCIPLES.

      Section 12.04  Duration of Agreement.

      This Agreement shall continue in existence and effect until terminated as herein provided. This Agreement shall continue notwithstanding transfers of the
Mortgage Loans by the Purchaser. Notwithstanding any such termination or the occurrence of an Event of Default, all of the representations and warranties and covenants hereunder shall continue and survive. The obligations of Company under
Sections 7.01 and 9.01 shall survive the termination of this Agreement.

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      Section 12.05  Notices.

      All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

                     (i)    if to the Company:

                            National City Mortgage Co.
                            3232 Newmark Drive
                            Miamisburg, Ohio 45342
                            Attention: Sheila N. Hansford
                                       Hugh Yeary
                                       T. Jacson Case

                     with a copy to:

                            National City Mortgage Co.
                            3232 Newmark Drive
                            Miamisburg, Ohio 45342
                            Attention: T. Jackson Case

      or such other address as may hereafter be furnished to the Purchaser in writing by the Company;

                     (ii)   if to the Purchaser:

                            Banc of America Mortgage Capital Corporation
                            NC1-027-21-04
                            214 North Tryon Street
                            Charlotte, North Carolina 28255
                            Attention: Managing Director

      Section 12.06  Severability of Provisions.

      If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this
Agreement.

      Section 12.07  Relationship of Parties.

      Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto and the services of the
Company shall be rendered as an independent contractor and not as agent for the
Purchaser.

                                       69

      Section 12.08  Execution; Successors and Assigns.

      This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. Subject to Section 9.04, this Agreement shall inure to the benefit of and be binding upon the Company and the Purchaser and their respective successors and assigns.

      Section 12.09  Recordation of Assignments of Mortgage.

      To the extent permitted by applicable law, each of the Assignments of
Mortgage is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected at the Company's expense in the event recordation is either necessary under applicable law or requested by the Purchaser at its sole option.

      Section 12.10  Assignment by Purchaser.

      The Purchaser shall have the right, without the consent of the Company but subject to the limit set forth in Section 2.02 hereof, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the
Mortgage Loans, and designate any person to exercise any rights of the Purchaser hereunder. Upon such assignment of rights and assumption of obligations, the assignee or designee shall accede to the rights and obligations hereunder of the
Purchaser with respect to such Mortgage Loans and the Purchaser as assignor shall be released from all obligations hereunder with respect to such Mortgage
Loans from and after the date of such assignment and assumption. All references to the Purchaser in this Agreement shall be deemed to include its assignee or designee.

      Section 12.11  No Personal Solicitation.

      From and after the related Closing Date, the Company hereby agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on the Company's behalf, to personally, by telephone or mail (electronic means or otherwise), solicit the borrower or obligor under any Mortgage Loan for any purpose whatsoever, including to refinance a Mortgage Loan, in whole or in part, without the prior written consent of the Purchaser. It is understood and agreed that all rights and benefits relating to the solicitation of any Mortgagors and the attendant rights, title and interest in and to the list of such Mortgagors and data relating to their Mortgages (including insurance renewal dates) shall be transferred to the Purchaser pursuant hereto on the related Closing Date and the
Company shall take no action to undermine these rights and benefits.
Notwithstanding the foregoing, it is understood and agreed that promotions undertaken by the Company or any affiliate of the Company which are directed to the general public at large, including, without limitation, mass mailings based on commercially acquired mailing lists, or the Company's customer portfolio, and newspaper, radio and television advertisements shall not constitute solicitation under this Section 12.11

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      Section 12.12  Waiver of Trial by Jury.

      THE COMPANY AND THE PURCHASER EACH KNOWINGLY, VOLUNTARILY AND
INTENTIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT
IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS
AGREEMENT.

      Section 12.13  Financial Statements.

      The Company understands that in connection with the Purchaser's marketing of the Mortgage Loans, the Purchaser shall make available to prospective purchasers the Company's financial statements for the most recently completed three fiscal years respecting which such statements are available. The Company also shall make available any comparable interim statements to the extent any such statements have been prepared by the Company (and are available upon request to members or stockholders of the Company or the public at large). The
Company, if it has not already done so, agrees to furnish promptly to the
Purchaser copies of the statements specified above. The Company also shall make available information on its servicing performance with respect to mortgage loans serviced for others, including delinquency ratios.

      The Company also agrees to allow access to knowledgeable financial, accounting, origination and servicing officers of the Company for the purpose of answering questions asked by any prospective purchaser regarding recent developments affecting the Company, its loan origination or servicing practices or the financial statements of the Company.

      Section 12.14  Confidential Information.

      The Company shall keep confidential and shall not divulge to any party, without the Purchaser's prior written consent, the price paid by Purchaser for the Mortgage Loans, except to the extent that it is reasonable and necessary for the Company to do so in working with legal counsel, auditors, taxing authorities or other governmental agencies. The parties to this Agreement acknowledge that they have a responsibility to the individuals obligated under the Mortgage Loans subject to this Agreement, to keep Consumer Information strictly confidential.
The parties shall not disclose or use Consumer Information other than for the purposes necessary to carry out their duties under this Agreement and pursuant to the exceptions set forth in 15 USC 6802(e) and accompanying regulations which disclosures are made in the ordinary course of business. The restrictions set forth herein shall survive the termination of this Agreement.

      The Purchaser and the Company agree they (i) shall comply with all applicable laws and regulations regarding the privacy or security of Consumer
Information, (ii) shall not collect, create, use, store, access, disclose or otherwise handle Consumer Information in any manner inconsistent with any applicable laws or regulations regarding the privacy or security of Consumer
Information, (iii) shall not disclose Consumer Information to any affiliated or non-affiliated third party except to enforce or preserve its rights, as otherwise permitted or required by applicable law (or by regulatory authorities having jurisdiction in the premises) or, in the case of the Company, at the specific written direction of the Purchaser, (iv) shall maintain appropriate administrative, technical and physical safeguards to protect the security, confidentiality and integrity of Consumer Information, including maintaining security measures designed to meet

                                       71

the Interagency Guidelines Establishing Standards for Safeguarding Consumer
Information published in final form on February 1, 2001, 66 Fed. Reg. 8616, and the rules promulgated thereunder and (v) shall promptly notify the other party in writing upon becoming aware of any actual breach and of any suspected breach of this section. The Company shall promptly provide the Purchaser's regulators information regarding such security measures upon the reasonable request of the
Purchaser, which information shall include, but not be limited to, any SAS 70 or similar independent audit reports, summaries of test results or equivalent measures taken by Company with respect to its security measures, as agreed upon by the parties. Each party shall indemnify and defend the other party against, and shall hold the other party harmless from, any cost, expense, loss, claim or other liability that such other party may suffer as a result of or in connection with its failure to comply with or perform the obligations set forth in this section. The restrictions set forth herein shall survive the termination of this
Agreement.

      Section 12.15  Intention of the Parties.

      It is the intention of the parties that the Purchaser is purchasing, and the Company is selling, the Mortgage Loans and not a debt instrument of the
Company or another security. Accordingly, the parties hereto each intend to treat the transaction for Federal income tax purposes as a sale by the Company, and a purchase by the Purchaser, of the Mortgage Loans. The Purchaser shall have the right to review the Mortgage Loans and the related Mortgage Loan Files to determine the characteristics of the Mortgage Loans which shall affect the
Federal income tax consequences of owning the Mortgage Loans and the Company shall cooperate with all reasonable requests made by the Purchaser in the course of such review. In the event, for any reason, any transaction contemplated herein is construed by any court or regulatory authority as a borrowing rather than as a sale, the Company and the Purchaser intend that the Purchaser or its assignee, as the case may be, shall have a perfected first priority security interest in the Mortgage Loans, the Custodial Account and the proceeds of any and all of the foregoing (collectively, the "Collateral"), free and clear of adverse claims. In such case, the Company shall be deemed to have hereby granted to the Purchaser or its assignee, as the case may be, a first priority security interest in and lien upon the Collateral, free and clear of adverse claims. In such event, the related Trade Confirmation and this Agreement shall constitute a security agreement, the Custodian shall be deemed to be an independent custodian for purposes of perfection of the security interest granted to the Purchaser or its assignee, as the case may be, and the Purchaser or its assignee, as the case may be, shall have all of the rights of a secured party under applicable law.

                        [Signatures follow on next page]

                                       72

      IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                                 BANC OF AMERICA MORTGAGE
                                                 CAPITAL CORPORATION

                                                 By: /s/ Bruce W. Good
                                                     ---------------------------

                                                 Name: Bruce W. Good
                                                       -------------------------

                                                 Title: Vice President
                                                        ------------------------

                                                 NATIONAL CITY MORTGAGE CO.

                                                 By: /s/ Theodore W. Tozer
                                                     ---------------------------

                                                 Name: Theodore W. Tozer
                                                       -------------------------

                                                 Title: Senior Vice President
                                                        ------------------------

      [Signature page to Master Seller's Warranties and Servicing Agreement dated as of September 1, 2003]

                                       73

STATE OF NORTH CAROLINA    )
                           ) ss.:
COUNTY OF MECKLENBURG      )

      On the __ day of ________, 2003 before me, a Notary Public in and for said
State, personally appeared ________, known to me to be
______________________________ of Banc of America Mortgage Capital Corporation
that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written.

                                                 Notary Public

                                                 My Commission expires

STATE OF OHIO              )
                           ) ss.:
COUNTY OF MONTGOMERY       )

      On the __ day of _______, 2003 before me, a Notary Public in and for said
State, personally appeared __________, known to me to be ______________ of
National City Mortgage Co. the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written.

                                                 Notary Public

                                                 My Commission expires

                                    EXHIBIT A

                         CONTENTS OF EACH MORTGAGE FILE

      With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser and any prospective Purchaser, and which shall be retained by the Company in the
Servicing File or delivered to the Custodian pursuant to Section 2.01 and 2.03 of the Master Seller's Warranties and Servicing Agreement to which this Exhibit is attached (the "Agreement"):

            (a)   The original Mortgage Note bearing all intervening
      endorsements, endorsed "Pay to the order of _________ without recourse"
      and signed via original signature in the name of the Company by an authorized officer (in the event that the Mortgage Loan was acquired by the Company in a merger, the signature must be in the following form:
      "National City Mortgage Co., successor by merger to [name of predecessor]"; and in the event that the Mortgage Loan was acquired or originated by the Company while doing business under another name, the signature must be in the following form: "National City Mortgage Co., formerly known as [previous name]").

            (b)   The original of any guarantee executed in connection with the
      Mortgage Note (if any).

            (c)   The original Mortgage, with evidence of recording thereon. If in connection with any Mortgage Loan, the Company cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the related Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the Company shall deliver or cause to be delivered to the Custodian, a photocopy of such
      Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Company stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Custodian upon receipt thereof by the Company; or (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office or by the title insurance company that issued the title policy to be a true and complete copy of the original recorded Mortgage.

            (d)   The originals of all assumption, modification, consolidation or extension agreements, with evidence of recording thereon.

            (e)   The original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording, delivered in blank. If the
      Mortgage Loan was acquired by the Company in a merger, the Assignment of
      Mortgage must be made by "National City Mortgage Co., successor by merger to [name of predecessor]." If the

                                       A-1

      Mortgage Loan was acquired or originated by the Company while doing business under another name, the Assignment of Mortgage must be by
      "National City Mortgage Co., formerly known as [previous name]."

            (f)   Originals of all intervening assignments of the Mortgage with evidence of recording thereon, or if any such intervening assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of mortgage, the Company shall deliver or cause to be delivered to the
      Custodian, a photocopy of such intervening assignment, together with (i)
      in the case of a delay caused by the public recording office, an Officer's
      Certificate of the Company stating that such intervening assignment of mortgage has been dispatched to the appropriate public recording office for recordation and that such original recorded intervening assignment of mortgage or a copy of such intervening assignment of mortgage certified by the appropriate public recording office or by the title insurance company that issued the title policy to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the Custodian upon receipt thereof by the Company; or (ii) in the case of an intervening assignment where a public recording office retains the original recorded intervening assignment or in the case where an intervening assignment is lost after recordation in a public recording office, a copy of such intervening assignment certified by such public recording office to be a true and complete copy of the original recorded intervening assignment.

            (g)   The original PMI Policy, LPMI Policy or certificate of
      insurance, where required pursuant to the Agreement.

            (h)   The original mortgagee policy of title insurance or attorney's opinion of title and abstract of title.

            (i)   Any security agreement, chattel mortgage or equivalent
      executed in connection with the Mortgage.

            (j)   The original hazard insurance policy and, if required by law, flood insurance policy, in accordance with Section 4.10 of the Agreement.

            (k)   Residential loan application.

            (l)   Mortgage Loan closing statement.

            (m)   Verification of employment and income.

            (n)   Verification of acceptable evidence of source and amount of downpayment.

            (o)   Credit report on the Mortgagor.

            (p)   Residential appraisal report.

            (q)   Photograph of the Mortgaged Property.

                                       A-2

            (r)   Survey of the Mortgaged Property.

            (s)   Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy,
      i.e., map or plat, restrictions, easements, sewer agreements, home association declarations, etc.

            (t)   All required disclosure statements.

            (u)   If available, termite report, structural engineer's report, water portability and septic certification.

            (v)   Sales contract.

            (w)   Tax receipts, insurance premium receipts, ledger sheets,
      payment history from date of origination, insurance claim files, correspondence, current and historical computerized data files, and all other processing, underwriting and closing papers and records which are customarily contained in a mortgage loan file and which are required to document the Mortgage Loan or to service the Mortgage Loan.

            (x)   The original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon;

      In the event an Officer's Certificate of the Company is delivered to the
Custodian because of a delay caused by the public recording office in returning any recorded document, the Company shall deliver to the Custodian, within 60 days of the related Closing Date, an Officer's Certificate which shall (i)
identify the recorded document, (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay caused by the public recording office, (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, and (iv) specify the date the applicable recorded document will be delivered to the Custodian. The Company shall be required to deliver to the
Custodian the applicable recorded document by the date specified in (iv) above.
An extension of the date specified in (iv) above may be requested from the
Purchaser, which consent shall not be unreasonably withheld.

                                       A-3

                                    EXHIBIT B

                             MORTGAGE LOAN DOCUMENTS

      The Mortgage Loan Documents for each Mortgage Loan shall include each of the following items, which shall be delivered to the Custodian pursuant to
Section 2.01 of the Master Seller's Warranties and Servicing Agreement to which this Exhibit is annexed (the "Agreement"):

            (a)   the original Mortgage Note bearing all intervening
      endorsements, endorsed "Pay to the order of ___________, without recourse"
      and signed via original signature in the name of the Company by an authorized officer. To the extent that there is no room on the face of the
      Mortgage Note for endorsements, the endorsement may be contained on an allonge, if state law so allows. If the Mortgage Loan was acquired by the
      Company in a merger, the endorsement must be by "National City Mortgage
      Co., successor by merger to [name of predecessor]." If the Mortgage Loan was acquired or originated by the Company while doing business under another name, the endorsement must be by "National City Mortgage Co., formerly known as [previous name]";

            (y)   the original of any guarantee executed in connection with the
      Mortgage Note;

            (z)   the original Mortgage with evidence of recording thereon, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon;

            (aa)  the originals of all assumption, modification, consolidation or extension agreements, with evidence of recording thereon;

            (bb)  the original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording, delivered in blank. If the
      Mortgage Loan was acquired by the Company in a merger, the Assignment of
      Mortgage must be made by "National City Mortgage Co., successor by merger to [name of predecessor]." If the Mortgage Loan was acquired or originated by the Company while doing business under another name, the Assignment of
      Mortgage must be by "National City Mortgage Co., formerly known as
      [previous name];"

            (cc)  the originals of all intervening assignments of mortgage with evidence of recording thereon, including warehousing assignments, if any;

            (dd)  the original PMI or LPMI Policy or certificate, if private mortgage guaranty insurance is required pursuant to the Agreement;

            (ee)  the original mortgagee title insurance policy;

            (ff)  the original of any security agreement, chattel mortgage or equivalent executed in connection with the Mortgage; and

                                       B-1

            (gg)  such other documents as the Purchaser may require.

                                       B-2

                                   EXHIBIT C-1

                         CUSTODIAL ACCOUNT CERTIFICATION

                                                     _____________________, 200_

      National City Mortgage Co. hereby certifies that it has established the account described below as a Custodial Account pursuant to Section 4.04 of the
Master Seller's Warranties and Servicing Agreement, dated as of September 1,
2003, Conventional Residential Fixed and Adjustable Rate Mortgage Loans.

Title of Account: National City Mortgage Co., in trust for the Purchaser

Account Number:   __________________

Address of office or branch of the Company at which Account is maintained:

                                                NATIONAL CITY MORTGAGE CO.

                                                Company
                                                By: ____________________________

                                                Name: __________________________

                                                Title:

                                      C-1-1

                                   EXHIBIT C-2

                       CUSTODIAL ACCOUNT LETTER AGREEMENT

                                                     _____________________, 200_

To:   ____________________________________

      ____________________________________

      ____________________________________
     (the "Depository")

      As Company under the Master Seller's Warranties and Servicing Agreement,
dated as of September 1, 2003, Conventional Residential Fixed and Adjustable
Rate Mortgage Loans (the "Agreement"), we hereby authorize and request you to establish an account, as a Custodial Account pursuant to Section 4.04 of the
Agreement, to be designated as "National City Mortgage Co., as Servicer, in trust for Banc of America Mortgage Capital Corporation, and/or subsequent
Purchasers of fixed and adjustable rate Mortgage Loans." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Company.
You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.

                                                NATIONAL CITY MORTGAGE CO.

                                                Company
                                                By: ____________________________

                                                Name: __________________________

                                                Title: _________________________

                                                Date:

                                      C-2-1

      The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number __________, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance
Fund ("BIF") or the Savings Association Insurance Fund ("SAIF").

                                                Depository

                                                By: ____________________________

                                                Name: __________________________

                                                Title: _________________________

                                                Date:

                                      C-2-2

                                   EXHIBIT D-1

                          ESCROW ACCOUNT CERTIFICATION

                                                        __________________, 200_

      National City Mortgage Co. hereby certifies that it has established the account described below as an Escrow Account pursuant to Section 4.06 of the
Master Seller's Warranties and Servicing Agreement, dated as of September 1,
2003, Conventional Residential Fixed and Adjustable Rate Mortgage Loans.

Title of Account: "National City Mortgage Co., in trust for the Purchaser and various Mortgagors."

Account Number:   __________________

Address of office or branch of the Company at which Account is maintained:

                                                ________________________________

                                                ________________________________

                                                ________________________________

                                                ________________________________

                                                NATIONAL CITY MORTGAGE CO.

                                                Company
                                                By: ____________________________

                                                Name: __________________________

                                                Title:

                                      D-1-1

                                   EXHIBIT D-2

                         ESCROW ACCOUNT LETTER AGREEMENT

                                                     _____________________, 200_

To:   ____________________________________

      ____________________________________

      ____________________________________
     (the "Depository")

      As Company under the Master Seller's Warranties and Servicing Agreement,
dated as of September 1, 2003, Conventional Residential Fixed Rate Mortgage
Loans (the "Agreement"), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to Section 4.07 of the Agreement, to be designated as "National City Mortgage Co., as Servicer, in trust for Banc of
America Mortgage Capital Corporation, and/or subsequent Purchasers of fixed and adjustable rate Mortgage Loans." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Company. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.

                                                NATIONAL CITY MORTGAGE CO.

                                                Company
                                                By: ____________________________

                                                Name: __________________________

                                                Title: _________________________

                                                Date:

                                      D-2-1

      The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number ______, at the office of the
Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance
Fund ("BIF") or the Savings Association Insurance Fund ("SAIF").

                                                Depository

                                                By: ____________________________

                                                Name: __________________________

                                                Title: _________________________

                                                Date:

                                      D-2-2

                                    EXHIBIT E

                            MONTHLY REMITTANCE ADVICE

                                       E-1

                                    EXHIBIT F

                              SERVICER REQUIREMENTS

All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

Loading/Updating Investor Headers

      1.    The Purchaser will provide investor matrix for input on Servicing
            Systems, if applicable. Updates/additions will occur monthly, including new investor header detail for each new deal that is settled.

      2.    The Company, acting as servicer, will load investor information upon receipt or before month end for inclusion on the next month-end file to the Purchaser.

      3.    The Company will include the investor information on the monthly servicer file ("MSF") and the monetary file ("MF").

Loading Account Numbers

      4.    Upon receipt of a funding schedule, the Purchaser will deliver a cross reference of Company-to-Purchaser account numbers within 24 hours (or same day, if last day of the month). The account numbers will be delivered in an electronic format that is agreed upon.

      5.    The Company will load account numbers upon receipt or before month end to ensure inclusion with the next month-end files to the
            Purchaser.

Automated Monetary Transaction File

      6.    The Company will establish a process to feed a MSF to the Purchaser that contains loan information specified in the MSF layout provided.

      7.    The feed will include all new loans purchased in the previous month, as well as a maintenance file for all existing loans in the
            Purchaser's portfolio.

      8.    The file will cut-off at month-end, including any changes or transactions that occur on the last day of the month.

      9.    The file will be transmitted from the Company to the specified mailbox at the Purchaser.

      10.   The Purchaser will receive and process the electronic file on the first business day of the month for the previous month-end file.

      11.   The Company will provide an email providing file details for balancing.

                                       F-1

MSF -- Ongoing Process

      12.   The Company will establish a process to feed a MSF to the Purchaser that contains loan information specified in the MSF layout provided.

      13.   The feed will include all new loans purchased in the previous month, as well as a maintenance file for all existing loans in the
            Purchaser portfolio.

      14.   The file will cut-off at month-end, including any changes or transactions that occur on the last day of the month.

      15.   The file will be transmitted from the Company to the specified mailbox at the Purchaser.

      16.   The Purchaser will receive and process the electronic file on the first business day of the month for the previous month-end file.

      17.   The Company will provide an email providing file details for balancing.

MSF -- Test File

For testing purposes, the Purchaser requests a sample file that represents the
MSF.

      18.   The Company will load/update investor header information received from Purchaser.

      19.   The Purchaser will receive and process the file on the first business day of the month for the previous month-end file.

      20.   The Company will provide an email providing file details for balancing.

Reporting Requirements

The Company will provide the following reports to the Purchaser by the 1st business day of the month, unless otherwise specified. Reports will be provided in an electronic format, unless otherwise specified. The reports listed below are required for the Purchaser's project; reports in addition to these may also be required.

The description of these reports is as follows:

   o  COLLECTION REPORT - Report that summarizes the collections made during the reporting period.

   o  PAID IN FULL REPORT - Report that summarizes paid in full loans made during the reporting period.

   o  TRIAL BALANCE REPORT - Monthly statement of mortgage accounts or a trial balance as of the cutoff date.

   o  SCHEDULED REMITTANCE REPORTS - Servicers send on a monthly basis. We would like this report by the 5th business day.

                                       F-2

   o  DELINQUENCY REPORT - Report from the Company to be sent by the 5th business day. The Purchaser would like this report sent via e-mail or fax.

                                       F-3

                                    EXHIBIT G

                             UNDERWRITING GUIDELINES

                                       G-1

                                    EXHIBIT H

                         COMPANY'S OFFICER'S CERTIFICATE

      I, ___________________________ hereby certify that I am the duly elected
____________________ of [COMPANY], a ___________________ (the "Company"), and
further certify, on behalf of the Company as follows:

      1.    Attached hereto as Attachment I are a true and correct copy of the
            [Certificate of Incorporation and by-laws] [Certificate of limited partnership and limited partnership agreement] of the Company as are in full force and effect on the date hereof.

      2.    No proceedings looking toward merger, liquidation, dissolution or bankruptcy of the Company are pending or contemplated.

      3.    Each person who, as an officer or attorney-in-fact of the Company, signed (a) the Master Seller's Warranties and Servicing Agreement
            (the "Purchase Agreement"), dated as of September 1, 2003, by and between the Company and Banc of America Mortgage Capital Corporation
            (the "Purchaser"); (b) the Trade Confirmation, dated ____________
            2003, between the Company and the Purchaser (the "Trade
            Confirmation"); and (c) any other document delivered prior hereto or on the date hereof in connection with the sale and servicing of the
            Mortgage Loans in accordance with the Purchase Agreement and the
            Trade Confirmation was, at the respective times of such signing and delivery, and is as of the date hereof, duly elected or appointed, qualified and acting as such officer or attorney-in-fact, and the signatures of such persons appearing on such documents are their genuine signatures.

      4.    Attached hereto as Attachment II is a true and correct copy of the resolutions duly adopted by the board of directors of the Company on
            ____________, 2003 (the "Resolutions") with respect to the authorization and approval of the sale and servicing of the Mortgage
            Loans; said Resolutions have not been amended, modified, annulled or revoked and are in full force and effect on the date hereof.

      5.    Attached hereto as Attachment III is a Certificate of Good Standing of the Company dated ________, 2003. No event has occurred since
            ____________, 2003 which has affected the good standing of the
            Company under the laws of the State of ____________.

      6.    All of the representations and warranties of the Company contained in Section 3.01 and 3.02 of the Purchase Agreement were true and correct in all material respects as of the date of the Purchase
            Agreement and are true and correct in all material respects as of the date hereof.

      7.    The Company has performed all of its duties and has satisfied all the material conditions on its part to be performed or satisfied prior to the Closing Date pursuant to the Purchase Agreement and the related Trade Confirmation.

                                       H-1

      All capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Purchase Agreement.

      IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Company.

Dated:

            [Seal]

                                                [COMPANY]
                                                (Company)

                                                By: ____________________________

                                                Name: __________________________

                                                Title:  Vice President

      I, __________________, Secretary of the Company, hereby certify that
__________________ is the duly elected, qualified and acting Vice President of the Company and that the signature appearing above is his genuine signature.

      IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:

            [Seal]

                                                [COMPANY]
                                                (Company)

                                                By:
                                                Name:
                                                Title: [Assistant] Secretary

                                       H-2

                                    EXHIBIT I

                   [FORM OF OPINION OF COUNSEL TO THE COMPANY]

                                     (Date)

Banc of America Mortgage Capital Corporaion
NC1-027-21-04
214 North Tryon Street, 21st Floor
Charlotte, North Carolina 28255

            Re:   Mortgage Loan Purchase and Servicing Agreement, dated as of
                  September 1, 2003

Gentlemen:

      I have acted as counsel to National City Mortgage Co., an Ohio corporation
(the "Company"), in connection with the sale of certain loans by the Company to
Banc of America Mortgage Capital Corporation, a North Carolina corporation ("the
"Purchaser") pursuant to (i) a Master Seller's Warranties and Servicing
Agreement, dated as of September 1, 2003, between the Company and the Purchaser
(the "Purchase Agreement") (ii) the Trade Confirmation, dated __________, 2003, between the Company and the Purchaser (the "Trade Confirmation") and (iii) the
Assignment and Conveyance, dated __________, 2003, between the Company and the
Purchaser. Capitalized terms not otherwise defined herein have the meanings set forth in the Purchase Agreement.

      In connection with rendering this opinion letter, I, or attorneys working under my direction have examined, among other things, originals, certified copies or copies otherwise identified to my satisfaction as being true copies of the following:

      (A)   The Purchase Agreement;

      (B)   The Trade Confirmation;

      (C)   The Assignment and Conveyance;

      (D)   The Company's [Certificate of Incorporation and by-laws]
            [certificate of limited partnership and limited partnership agreement], as amended to date; and

      (E)   Resolutions adopted by the Board of Directors of the Company with specific reference to actions relating to the transactions covered by this opinion (the "Board Resolutions").

      For the purpose of rendering this opinion, I have made such documentary, factual and legal examinations as I deemed necessary under the circumstances. As to factual matters, I have relied upon statements, certificates and other assurances of public officials and of officers and other representatives of the
Company, and upon such other certificates as I deemed appropriate, which factual matters have not been independently established or verified by me. I have also

                                       I-1

assumed, among other things, the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to me as originals, and the conformity to original documents of all documents submitted to me as copies and the authenticity of the originals of such copied documents.

      On the basis of and subject to the foregoing examination, and in reliance thereon, and subject to the assumptions, qualifications, exceptions and limitations expressed herein, I am of the opinion that:

      1.    The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Ohio with corporate power and authority to own its properties and conduct its business as presently conducted by it. The Company has the corporate power and authority to service the Mortgage Loans, and to execute, deliver, and perform its obligations under the Purchase Agreement, the Assignment and Conveyance and the Trade Confirmation
            (collectively, the "Agreements").

      2.    The Purchase Agreement [and the Trade Confirmation] have been duly and validly authorized, executed and delivered by the Company.

      3.    The Agreements constitute valid, legal and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

      4.    No consent, approval, authorization or order of any state or federal court or government agency or body is required for the execution, delivery and performance by the Company of the Agreements, or the consummation of the transactions contemplated by the Agreements, except for those consents, approvals, authorizations or orders which previously have been obtained.

      5.    Neither the servicing of the Mortgage Loans by the Company as provided in the Purchase Agreement nor the fulfillment of the terns of or the consummation of any other transactions contemplated in the
            Agreements will result in a breach of any term or provision of the certificate of incorporation or by-laws of the Company, or, will conflict with, result in a breach or violation of, or constitute a default under, (i) the terms of any indenture or other agreement or instrument known to me to which the Company is a party or by which it is bound, (ii) any State of Ohio or federal statute or regulation applicable to the Company, or (iii) any order of any State of Ohio or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Company, except in any such case where the default, breach or violation would not have a material adverse effect on the Company or its ability to perform its obligations under the Agreements.

      6.    There is no action, suit, proceeding or investigation pending or, to the best of my knowledge, threatened against the Company which, in my judgment, either in any one instance or in the aggregate, would draw into question the validity of the

                                       I-2

            Purchase Agreement or which would be likely to impair materially the ability of the Company to perform under the terms of the Purchase
            Agreement.

      7.    The sale of each Mortgage Note and Mortgage as and in the manner contemplated by the Purchase Agreement is sufficient fully to transfer to the Purchaser all right, title and interest of the
            Company thereto as noteholder and mortgagee.

      The opinions above are subject to the following additional assumptions, exceptions, qualifications and limitations:

      (A)   I have assumed that all parties to the Agreements other than the
            Company have all requisite power and authority to execute, deliver and perform their respective obligations under each of the
            Agreements, and that the Agreements have been duly authorized by all necessary corporate action on the part of such parties, have been executed and delivered by such parties and constitute the legal, valid and binding obligations of such parties.

      (B)   My opinion expressed in paragraphs 3 and 7 above is subject to the qualifications that (i) the enforceability of the Agreements may be limited by the effect of laws relating to (1) bankruptcy,
            reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, including, without limitation, the effect of statutory or ether laws regarding fraudulent conveyances or preferential transfers, and (2)
            general principles of equity upon the specific enforceability of any of the remedies, covenants or other provisions of the Agreements and upon the availability of injunctive relief or other equitable remedies and the application of principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) as such principles relate to, limit or affect the enforcement of creditors' rights generally and the discretion of the court before which any proceeding for such enforcement may be brought; and (ii) I express no opinion herein with respect to the validity, legality, binding effect or enforceability of provisions for indemnification in the Agreements to the extent such provisions may be held to be unenforceable as contrary to public policy.

      (C)   I have assumed, without independent check or certification, that there are no agreements or understandings among the Company, the
            Purchaser and any other party which would expand, modify or otherwise affect the terms of the documents described herein or the respective rights or obligations of the parties thereunder.

      I am admitted to practice in the State of Ohio and I render no opinion herein as to matters involving the laws of any jurisdiction other than the State of Ohio and the Federal laws of the United States of America.

                                                Very truly yours,

                                       I-3

                                    EXHIBIT J

                         SECURITY RELEASE CERTIFICATION

      1.    Release of Security Interest

      _________________, hereby relinquishes any and all right, title and interest it may have in and to the Mortgage Loans described in Exhibit A attached hereto upon purchase thereof by Banc of America Mortgage Capital
Corporation from the Company named below pursuant to that certain Master
Seller's Warranties and Servicing Agreement, dated as of September 1, 2003, as of the date and time of receipt by ________________ of $___________ for such
Mortgage Loans (the "Date and Time of Sale"), and certifies that all notes, mortgages, assignments and other documents in its possession relating to such
Mortgage Loans have been delivered and released to the Company named below or its designees as of the Date and Time of Sale.

Name and Address of Financial Institution

            (Name)

            (Address)

By:

      2.    Certification of Release

      The Company named below hereby certifies to Banc of America Mortgage
Capital Corporation that, as of the Date and Time of Sale of the above mentioned
Mortgage Loans to Banc of America Mortgage Capital Corporation, the security interests in the Mortgage Loans released by the above named corporation comprise all security interests relating to or affecting any and all such Mortgage Loans.
The Company warrants that, as of such time, there are and will be no other security interests affecting any or all of such Mortgage Loans.

                                       J-1

                                    NATIONAL CITY MORTGAGE CO. ("Company")

                                    By:
                                    Name:
                                    Title:

                                       J-2

                                    EXHIBIT K

                            ASSIGNMENT AND CONVEYANCE

      On this _________day of ____, 2003, National City Mortgage Co. ("Company")
as the Company under that certain Master Seller's Warranties and Servicing
Agreement, dated as of September 1, 2003 (the "Agreement") does hereby sell, transfer, assign, set over and convey to Banc of America Mortgage Capital
Corporation as Purchaser under the Agreement, without recourse, but subject to the terms of the Agreement, all rights, title and interest of the Company in and to the Mortgage Loans listed on the Mortgage Loan Schedule attached hereto as
Exhibit A (the "Mortgage Loans"), together with the related Mortgage Files and all rights and obligations arising under the documents contained therein. Each
Mortgage Loan subject to the Agreement was underwritten in accordance with, and conforms to, the Underwriting Guidelines attached to the Agreement as Exhibit G.
Pursuant to Section 2.04 of the Agreement, the Company has delivered to the
Custodian the documents for each Mortgage Loan to be purchased as set forth in the Custodial Agreement. The contents of each related Servicing File required to be retained by the Company to service the Mortgage Loans pursuant to the
Agreement and thus not delivered to the Purchaser are and shall be held in trust by the Company for the benefit of the Purchaser as the owner thereof. The
Company's possession of any portion of each such Servicing File is at the will of the Purchaser for the sole purpose of facilitating servicing of the related
Mortgage Loan pursuant to the Agreement, and such retention and possession by the Company shall be in a custodial capacity only. The ownership of each
Mortgage Note, Mortgage, and the contents of the Mortgage File and Servicing
File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Company shall immediately vest in the Purchaser and shall be retained and maintained, in trust, by the Company at the will of the Purchaser in such custodial capacity only.

      The Company confirms to the Purchaser that the representation and warranties set forth in Sections 3.01 and 3.02 of the Agreement are true and correct as of the date hereof, and that all statements made in the Company's
Officer's Certificates and all Attachments thereto remain complete, true and correct in all respects as of the date hereof.

                     [Signatures appear on following page]

      Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

BANC OF AMERICA MORTGAGE                  NATIONAL CITY MORTGAGE CO.
CAPITAL CORPORATION
PURCHASER                                 COMPANY

By: ________________________________      By: __________________________________

Name: ______________________________      Name: ________________________________

Title: _____________________________      Title: _______________________________

         [Signature page to Nat. City-BAMCC Assignment and Conveyance, dated ______, 2003]

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                                       K-1

                                    EXHIBIT L

                              ANNUAL CERTIFICATION

      I, [identify the senior officer in charge of servicing], certify [to [name of depositor] (the "Depositor"), and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification,]
that:

      1.    I have reviewed the information required to be delivered to the trustee by the servicer pursuant to the pooling and servicing agreement (the "Servicing Information");

      2.    Based on my knowledge, the Servicing Information, taken as a whole, does not contain erroneous or incomplete information required to be provided to the trustee by the servicer under the pooling and servicing agreement;

      3.    Based on my knowledge, the Servicing Information required to be provided to the trustee by the servicer under the pooling and servicing agreement has been provided to the trustee;

      4.    I am responsible for reviewing the activities performed by the servicer under the pooling and servicing agreement and based upon the review required under the pooling and servicing agreement, and except as disclosed in the report, the servicer has fulfilled its obligations under the pooling and servicing agreement; and

      5.    I have disclosed to [the Depositor's certificate public
            accountants][the servicer's certified public accountants] all significant deficiencies relating to the servicer's compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the pooling and servicing agreement.

Date: ____________________________________

                                                ________________________________
                                                [Signature]

                                                ________________________________
                                                [Title]

                                       L-1